SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

NYMEX HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NYMEX HOLDINGS, INC.

One North End Avenue, World Financial Center

New York, New York 10282-1101

(212) 299-2000

Notice of Annual Meeting of Stockholders of NYMEX Holdings, Inc.

to be Held Monday, May 1, 2006

To the Stockholders of NYMEX Holdings, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of NYMEX Holdings, Inc. (the “Company”), a Delaware corporation, will be held on Monday, May 1, 2006, at 3:00 p.m. (New York Time), at One North End Avenue, Boardroom 1016, New York, New York 10282-1101 for the following purposes:

Election of Directors

•	To elect one (1) Chairman Director whose term ends in the year 2007;

•	To elect one (1) Vice-Chairman Director whose term ends in the year 2007;

•	To elect one (1) Futures Commission Merchant Director whose term ends in the year 2007;

•	To elect one (1) Local Director whose term ends in the year 2007;

•	To elect one (1) Floor Broker Director whose term ends in the year 2007;

•	To elect one (1) Trade Director whose term ends in the year 2007;

•	To elect two (2) At Large Directors whose terms end in the year 2007;

•	To elect two (2) Equity Holder Directors whose terms end in the year 2007;

•	To elect three (3) Public Directors whose terms end in the year 2007;

•	To elect one (1) President and Chief Executive Officer Director whose term ends in the year 2007; and

•	To elect one (1) General Atlantic Director whose term ends in the year 2007.

Other Business

•	Any other business that may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice, which you are encouraged to read carefully.

Only stockholders of record at the close of business on April 13, 2006 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders.

All stockholders are invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card in accordance with the voting instructions contained within the Proxy Statement. Any stockholder attending the Annual Meeting of Stockholders may vote in person even if such person has previously returned a proxy.

A Proxy Statement, proxy card and return envelope accompany this notice.

By Order of the Board of Directors of

NYMEX Holdings, Inc.

DONNA TALAMO

Assistant Corporate Secretary

Dated: April 18, 2006

NYMEX HOLDINGS, INC.

One North End Avenue

World Financial Center

New York, New York 10282-1101

(212) 299-2000

Annual Meeting of Stockholders

to be Held Monday, May 1, 2006 at:

One North End Avenue, Boardroom 1016

New York, New York 10282-1101

Proxy Statement for an Annual Meeting of

Stockholders

The enclosed Proxy is solicited on behalf of NYMEX Holdings, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, May 1, 2006 at 3:00 p.m. (New York Time), and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at One North End Avenue, Boardroom 1016, New York, New York 10282-1101.

All shares of stock represented by proxy will be voted in the manner indicated on the proxy card. Your presence at the Annual Meeting will not revoke your proxy, but if you vote at the meeting, that vote will revoke your proxy as to the matter on which your vote is cast at the meeting.

The Company anticipates that the proxy solicitation materials will be mailed on or about April 19, 2006 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record as of the close of business on April 13, 2006 are entitled to notice of and to vote at the Annual Meeting or any adjournment of the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD.

QUESTIONS AND ANSWERS

Q:	What is the Record Date for the Annual Meeting?

A:	The holders of record of voting stock at the close of business on April 13, 2006 (the “Record Date”), are entitled to notice of, and to cast their vote at, the Annual Meeting. At the Record Date, the voting stock of NYMEX Holdings, Inc. (the “Company”) consisted of 73,440,000 shares of issued and outstanding common stock with a par value of $0.01 per share, and 8,160,000 shares of issued and outstanding Series A Cumulative Redeemable Convertible Preferred Stock with a par value of $0.01 per share (“Series A Preferred Stock”).

Q:	What am I voting on in the election?

A:	As a stockholder of the Company you will cast your vote(s):

Election of Directors

•	To elect one (1) Chairman Director whose term ends in the year 2007;

•	To elect one (1) Vice Chairman Director whose term ends in the year 2007;

•	To elect one (1) Futures Commission Merchant Director whose term ends in the year 2007;

•	To elect one (1) Local Director whose term ends in the year 2007;

•	To elect one (1) Floor Broker Director whose term ends in the year 2007;

•	To elect one (1) Trade Director whose term ends in the year 2007;

•	To elect two (2) At Large Directors whose terms end in the year 2007;

•	To elect two (2) Equity Holder Directors whose terms end in the year 2007;

•	To elect three (3) Public Directors whose terms end in the year 2007;

•	To elect one (1) President and Chief Executive Officer Director whose term ends in the year 2007; and

•	To elect one (1) General Atlantic Director whose term ends in the year 2007.

Other Business

•	On any other business that may properly come before the meeting.

Q:	Who can vote?

A:	The holders of record of voting stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. However, only General Atlantic Partners 82, L.P., GapStar, LLC, GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC, GAP Coinvestments CDA, L.P. and GAPCO GmbH & Co. KG (collectively, the “General Atlantic Parties”), voting as a separate class, are eligible to vote for the General Atlantic Director.

Q:	How do I cast my vote in the election?

A:	You may cast your vote in person at the annual meeting or by your signed, written proxy. You have been provided with one proxy card, which covers all of the shares of the Company that you own or that are registered in your name under an ABC Agreement as of the Record Date. Stockholders shall follow the following procedures for voting by proxy:

1. Complete the proxy card indicating your vote with respect to the election of directors by marking an “X” next to the name of each individual within a particular category of directors for whom you are voting in favor of becoming a director. YOU MAY NOT VOTE FOR MORE THAN THE NUMBER OF OPEN POSITIONS STATED IN THE DIRECTIONS FOR EACH CATEGORY OF DIRECTORS.

2. Sign and print your name and the date where indicated on the proxy card. Insert the completed proxy card into the return envelope and seal the return envelope. Make certain that you complete the proxy card before putting it into the return envelope. If the proxy card is not properly filled out, it will be null and void.

3. If more than one proxy card is submitted by a Stockholder, the proxy card bearing the latest date shall be presumed to revoke all proxy(ies) bearing earlier dates.

4. If more than one proxy card is submitted by a Stockholder and such proxy(ies) each bear the same date, all proxy(ies) signed by the Stockholder shall be null and void.

5. A Stockholder who personally attends and casts a vote at the Annual Meeting shall be presumed to have revoked all proxy(ies) previously issued by the Stockholder as to the matter on which such vote is cast.

6. In order to be accepted, proxy card(s) must be received by the Office of the Corporate Secretary located at NYMEX Holdings, Inc., One North End Avenue, Suite 1548, New York, New York 10282-1101, Attention: Donna Talamo, Vice President and Assistant Corporate Secretary, telephone number (212) 299-2372, no later than 3:00 p.m. (New York Time) on Monday, May 1, 2006. Proxy card(s) received after 3:00 p.m. (New York Time) on Monday, May 1, 2006 will not be counted. For your convenience, a self-addressed, postage-paid envelope is enclosed.

7. Stockholders may vote by facsimile. The fax number is (212) 301-4645. In order to vote by fax, your fax must be received by 3:00 p.m. (New York Time) on Monday, May 1, 2006 and must be in the form of the enclosed proxy card.

The death or incapacity of a person who gives a proxy will not revoke the proxy, unless the fiduciary who has control of the shares represented by the proxy notifies the Office of the Corporate Secretary in writing of such revocation.

Q:	Can I change my vote?

A:	Yes. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Office of the Corporate Secretary of the Company at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Q:	How many votes can I cast in the election?

A:	Each share of common stock and Series A Preferred Stock is entitled to one vote on all matters presented at the Annual Meeting, except that only the General Atlantic Parties, voting as a separate class, are eligible to vote for the General Atlantic Director. For example, if you own 90,000 shares of common stock, your 1 proxy card will represent 90,000 votes. Shares of common stock or Series A Preferred Stock represented by a properly executed proxy will, unless such proxy has been previously revoked, be voted in accordance with the instructions indicated thereon. The Company will bear the cost of soliciting proxies but will not bear the cost of solicitation by Stockholders. The Company is soliciting proxies by mail. Directors and Stockholders may solicit proxies personally, by facsimile or by telephone. Stockholders do not have the right to cumulate their votes in the election of directors.

Any questions or requests for assistance regarding the Annual Meeting of Stockholders, this Proxy Statement or the enclosed proxy card may be directed to: Office of the Corporate Secretary — NYMEX Holdings, Inc., One North End Avenue, Suite 1548, New York, New York 10282-1101, Attention: Donna Talamo, Vice President and Assistant Corporate Secretary, Telephone: (212) 299-2372, Fax: (212) 301-4645.

QUORUM; REQUIRED VOTE; ABSTENTIONS; NON-VOTES — NYMEX Holdings, Inc. (the “Company”)

The presence in person or by proxy of the holders of one-third of the outstanding shares of the Company’s capital stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting of Stockholders. Elections of directors shall be determined by a plurality of the votes cast. Abstentions and non-votes will also be counted for purposes of determining the presence or absence of a quorum, but they will not be counted as votes cast.

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS IS NOT

PROVIDING ANY RECOMMENDATION REGARDING THE

ELECTION OF DIRECTORS

Nominees

The Certificate of Incorporation and Bylaws of the Company provide for a board of directors of twenty-five (25) directors until the Annual Meeting to be held on May 1, 2006, at which point the board of directors is to be reduced to fifteen (15) directors. Throughout this Proxy Statement, New York Mercantile Exchange, Inc. shall be referred to as “NYMEX Exchange” or the “NYMEX Division,” Commodity Exchange, Inc. shall be referred to as “COMEX” or the “COMEX Division” and NYMEX Exchange and COMEX shall collectively be referred to as the “Exchange.”

The name of each nominee, together with his respective category, is set forth below:

CHAIRMAN

(ONE one-year term to expire 2007)

RICHARD SCHAEFFER	Vice Chairman	Age 53
Director since 1990
Member of NYMEX Exchange since 1981

Mr. Schaeffer has been the Vice Chairman of the Company since 2004. Mr. Schaeffer was the Company’s Treasurer from 1993 to 2004 and has served on the Executive Committee since 1992. Mr. Schaeffer has been a Director of the Company since 1990 and a member of NYMEX Exchange since 1981. Since 1997, Mr. Schaeffer has been an Executive Director of Global Energy Futures for ABN AMRO, Inc. From 1992 to 1997, Mr. Schaeffer had been a Senior Vice President/Director of the Chicago Corp., which was a clearing member of both the NYMEX Division and the COMEX Division, until its buyout by ABN AMRO, Inc. Mr. Schaeffer is a director of NYMEX Europe Exchange Holdings Limited and NYMEX Europe Limited. Mr. Schaeffer also serves as a member of the board of directors of the Juvenile Diabetes Foundation.

VICE-CHAIRMAN

(ONE one-year term to expire 2007)

ROBERT HALPER	Member of NYMEX Exchange since 1983	Age 47

Mr. Halper previously served on the board of directors of the Company from 2000 until 2001. He began his career in commodities as a floor clerk. Mr. Halper purchased a NYMEX Division membership in 1983 and began trading as a local in Heating Oil. Mr. Halper is the President and sole proprietor of HPR Commodities, a NYMEX Division Member Firm. He currently is an active NYMEX Division OTC trader and NYMEX Division floor trader and a lead market maker for the Company’s e-miNYTM Heating Oil and Unleaded Gasoline. Mr. Halper holds a Bachelors degree in Economics from SUNY Binghamton.

FUTURES COMMISSION MERCHANT

(ONE one-year term to expire 2007)

NEIL CITRONE	Member of NYMEX Exchange since 1995	Age 42

Mr. Citrone is currently the Managing Director of Pioneer Futures, Inc. and manages the Pioneer Division of Man Financial. He has been employed by Pioneer Futures, Inc. since 1990 where his responsibilities have included managing the clearing functions, overseeing customer activity and providing leadership toward the growth of the firm. Mr. Citrone has been an active member of the FCM and trading community of NYMEX Exchange since 1987. Mr. Citrone served on the board of directors of the Company from 1997 through 2001. In 2000, he also served on the Executive Committee and was the Corporate Secretary. Throughout Mr. Citrone’s career, he has served on various committees of the Company including FCM Advisory and Clearing.

THOMAS LEHRKINDER	Member of NYMEX Exchange since 2004	Age 42

Mr. Lehrkinder is the Global COO of the Listed Derivatives business at Credit Suisse. He is based in New York. His responsibilities include global business operation oversight, including oversight of Front Office Sales and Marketing, Information Technology, Operation and Finance. Mr. Lehrkinder was an initial and continued contributor to the development of Credit Suisse’s electronic trading and routing system (PrimeTrade). Mr. Lehrkinder is a member of the Futures Industry Association Service Division. Prior to his current position at Credit Suisse, Mr. Lehrkinder was the Controller of Global Futures Business. Prior to that, he was the Product Controller of Merrill Futures at Merrill Lynch and, from 1986 to 1987, he was a floor clerk with PaineWebber. Mr. Lehrkinder received a M.B.A. from Monmouth University in 1996 and a Bachelor of Science degree in Computer Science from Marist College in 1985. In addition, Mr. Lehrkinder is a board member of the Wellness Community of Monmouth County.

PETER MEYER	Member of NYMEX Exchange since 2005	Age 48

Mr. Meyer is a 26-year veteran of the futures industry who currently holds the position of Senior Vice President with Lehman Brothers Inc. At various times, Mr. Meyer has served on the FCM Advisory, Clearing and Adjudication committees of the Company. Mr. Meyer is also a past Director of the New York Clearing Corporation. Prior to joining Lehman Brothers in 2004, Mr. Meyer was a Vice President at Goldman Sachs Inc., joining Goldman Sachs through their acquisition of Spear, Leeds & Kellogg where Mr. Meyer served as a Director from 1999. Mr. Meyer is a current member of NYMEX Exchange and has previously held memberships on the COMEX Division, CME, CBOT, LIFFE, and CSCE.

GARY RIZZI	Director since 1995 Member of NYMEX Exchange since 1983	Age 51

Mr. Rizzi was the Corporate Secretary of the Company from 2001 until 2006 and has served on the Executive Committee since 2000. Mr. Rizzi has been a Director of the Company since 1995 and a member of NYMEX Exchange since 1983. Mr. Rizzi is currently a Vice President at A.G. Edwards & Sons, Inc. Mr. Rizzi has been Vice President of AGE Commodity Clearing Corp. since 2001 and was an Associate Vice President since 1985. Mr. Rizzi is also a member of the COMEX Division and of the Board of Trade of the City of New York, Inc. In addition to serving on the Executive Committee, Mr. Rizzi is the Chairman of the Arbitration, Bylaws, Clearing and COMEX Rules committees, Vice-Chairman of the Facilities committee, and is a member of the FCM Advisory and e-miNYTM Steering committees.

BRUCE SEIDMON	Member of NYMEX Exchange since 2005	Age 45

Since 2003, Mr. Seidmon has been the Executive Director of the Exchange Traded Derivatives Group at UBS, where he manages the commodity execution team in New York City. From 1997 until February 2003, Mr. Seidmon was the Vice President of Energy Futures Team at Prudential Financial. Mr. Seidmon serves on the FCM Advisory and Clearing committees.

STEVEN WINTER	Member of NYMEX Exchange since 2003	Age 51

Mr. Winter is a Managing Director and Global head of Futures and Fixed Income Prime Broker of Banc of America Securities LLC. Over his 28-year career, Mr. Winter has been a member of a number of other futures exchanges including COMEX and has served on numerous committees. Mr. Winter is on the Executive committee of the board of directors of the Futures Industry Association, a board member of the Commodity Floor Brokers Trading Association and presently is a member of the Company’s FCM Advisory committee.

LOCAL

(ONE one-year term to expire 2007)

DANIEL DICKER	Member of NYMEX Exchange since 1990	Age 45

Mr. Dicker is a floor member of NYMEX Exchange with more than 20 years’ experience in trading, futures market analysis and market commentary. Mr. Dicker is a founder and the leader of ReNew NYMEX. Mr. Dicker was involved in developing the new NYMEX PJM Electricity futures contract. Mr. Dicker received a Bachelor of Arts from the State University of New York at Stony Brook and serves on the Board of Trustees of the Temple Israel of Great Neck.

THOMAS GORDON	Member of NYMEX Exchange since 1983	Age 45

Mr. Gordon began his career at NYMEX Exchange in 1980. Mr. Gordon worked for several brokerage firms in the capacity of runner, phone clerk, associated person, discretionary trader, floor broker, supervisor and analyst. In 1984, Mr. Gordon joined Bay Area Petroleum and subsequently became Vice President and Partner. Mr. Gordon left Bay Area Petroleum in 1990 and became a local trader. Mr. Gordon has been a local trader for the past fifteen years. Mr. Gordon serves on the Adjudication, Finance and Floor committees as well as the Investment sub-committee of the Finance committee. Mr. Gordon has also served as Ring Chairman in Crude Oil for the past five years.

FLOOR BROKER

(ONE one-year term to expire 2007)

STEPHEN ARDIZZONE	Director since 2003 Member of NYMEX Exchange since 1986	Age 44

Mr. Ardizzone began his career as a COMEX Division clerk from 1981 to 1983. He subsequently moved to crude oil where he worked for three years as a clerk for Rafferty Associates and Smith Barney before forming his own brokerage operation, Zone Energy. In 2002, Mr. Ardizzone and his brother founded Bluefin Energy Trading, currently a member firm. Mr. Ardizzone has been active on various committees of the board of directors of the Company for the last 20 years, including Marketing, Floor, Facilities and Control committees, and currently serves on the Floor Broker Advisory, Compliance Review, Business Conduct, Bylaws, and Rules committees.

JOHN McNAMARA	Director since 2001 Member of NYMEX Exchange since 1991	Age 49

Since February 2005, Mr. McNamara has been a Vice President with R.J. O’Brien, Inc. Mr. McNamara has been an options floor trader on NYMEX Exchange since 1986. He was a Vice President of Banc One Brokerage

International Corporation from 1999 until July 2004. From 1992 to 1998, Mr. McNamara was a floor broker for ABN AMRO, Inc. Prior to that, Mr. McNamara worked for various futures commission merchants. He has been a COMEX Division member since 1985 where he previously traded options. Mr. McNamara is the Chairman of the Options Advisory committee. He serves as the Vice Chairman of the Facilities, FCM Advisory and Floor committees. Mr. McNamara also serves on the Arbitration, Bylaws, COMEX Rules, Corporate Governance and Floor Broker Advisory committees. Mr. McNamara serves on the boards of DME Holdings Limited and Dubai Mercantile Exchange Limited.

JAMES SIMS	Member of NYMEX Exchange since 1986	Age 50

Mr. Sims has been part of the NYMEX community since 1982, when he began his career as a clerk on the COMEX floor. He was an early participant in silver options and helped to start crude oil options trading at the NYMEX Division as a member of Merc Oil. Since 1990, Mr. Sims has been CEO of Liberty Capital, a full-service brokerage firm. Mr. Sims served on the Floor committee and, for the last 20 years, as a member of the Facilities committee.

TRADE

(ONE one-year term to expire 2007)

DAVID BLUMENTHAL	Member of NYMEX Exchange since 1993	Age 45

Mr. Blumenthal is Vice President-Risk Management and Operations and a senior trader at Phibro, Inc. for the past five years. Mr. Blumenthal was President of Phibro Energy Clearing, Inc. from December 19, 2001 to April 6, 2006 and Vice President from December 19, 2000 to December 19, 2001. Phibro Energy Clearing, Inc. merged into Phibro Inc. on April 10, 2006. Mr. Blumenthal has been employed at Phibro Inc. and its predecessor companies since 1981. Mr. Blumenthal has been a Member of NYMEX Exchange since 1993 and a COMEX seat holder since 1996, and is a member of the Board of Trade of the City of New York, Inc. During the past five years, Phibro Inc. has been a Member of the NYMEX Division and the COMEX Division and Phibro Energy Clearing, Inc. has been a Clearing Member of the NYMEX Division and the COMEX Division. Currently, Mr. Blumenthal is a member of the Board of Trustees of Young Israel of New Rochelle Inc. and a Board observer at TradeCapture, Inc.

STEPHEN FORMAN	Director since 2002 Member of NYMEX Exchange since 2000	Age 50

Mr. Forman began his career as a margin clerk for Shearson Hayden Stone in 1974. He has been a conferring member and Senior Vice President of Prudential Financial Derivatives, LLC since 2003. Mr. Forman has served on various Exchange committees and Futures Industry operations committees, including the board of directors of Futures and Options for Kids, and has been an arbitrator for the National Futures Association since 1992. Mr. Forman is currently a member of the Business Conduct and the Adjudication committees. Mr. Forman serves on the boards of DME Holdings Limited and Dubai Mercantile Exchange Limited.

A. GEORGE GERO	Director since 1999 Member of NYMEX Exchange since 1966	Age 69

Mr. Gero is currently a Senior Vice President of RBC Dain Rauscher and a Vice President of Global Futures at RBC Capital Markets. Mr. Gero was a Senior Vice President of Legg Mason Wood Walker, Inc. until December 2, 2005. Mr. Gero held various positions with the Futures Division of Prudential Securities, Inc., from

1981 to 2003, most recently as a Senior Vice President-Investment and as a First Vice President. Mr. Gero first served as a board member of the Exchange in 1976 and has been a member of the COMEX Division since 1976, the American Stock Exchange since 1995, the Board of Trade of the City of New York, Inc. since 1984, the Philadelphia Stock Exchange since 2003 and NYMEX Exchange since 1966. Mr. Gero is the Co-Chairman of the Government Relations committee, Co-Vice Chairman of the Finance committee and Vice Chairman of the Clearing, NYMEX PAC and the Corporate Governance committees. Mr. Gero also serves on the Adjudication and COMEX Governors committees. Mr. Gero is the Chairman of the Commodity Floor Brokers and Traders Association. Mr. Gero is currently a board member of the New York Futures Exchange, International Precious Metals Institute and FINEX, and was previously a director of the Commodity Clearing Corporation. In addition, Mr. Gero is currently a board member of the PBOT division of the Philadelphia Stock Exchange, a member of the Financial Planning Association of New York, a member of the Managed Funds Association and a Senior Conferring Member on NYMEX Exchange.

AT LARGE

(TWO one-year terms to expire 2007)

DAVID GREENBERG	Director since 2000	Age 41
Member of NYMEX
Exchange since 1990

Mr. Greenberg has been the President of Sterling Commodities Corp. since 1996. Mr. Greenberg has been a member of NYMEX Exchange since 1990 and of the COMEX Division since 1988. Mr. Greenberg is the Chairman of the Security committee and Vice Chairman of the Locals’ Advisory, Electronic Trading Advisory and Corporate Governance committees, and Co-Chairman of the International Advisory committee. He also serves as a member of the Board of Trade of the City of New York, Inc. and as a director of the Commodity Floor Brokers and Traders Association and the Futures and Options for Kids charity.

SCOTT HESS	Director since 1997	Age 49
Member of NYMEX
Exchange since 1982

Mr. Hess has been a partner in G&H Commodities, a floor brokerage firm, since 1987. Mr. Hess has been a member and a floor broker of NYMEX Exchange since 1982. He currently serves on the Executive Committee, and has been appointed by the board of directors to serve on the Executive Committee every year since 2002. Mr. Hess is the Chairman of the Appeals, Metals Advisory and Propane Advisory committees. He is the Vice Chairman of the Floor and Settlement Price committees. Mr. Hess also serves on the Compliance Review, Government Relations and Options Advisory committees, and the NYMEX Charitable Foundation. He is a director of the Commodity Floor Brokers and Traders Association. Mr. Hess serves on the boards of DME Holdings Limited and Dubai Mercantile Exchange Limited. Mr. Hess received a Masters in Business Administration from Pace University in 1983.

STANLEY MEIERFELD	Director since 2005	Age 58
Member of NYMEX
Exchange since 1971

Mr. Meierfeld is a partner of Kottke Associates, Inc., and managing director of the Geldermann, division of F.C. Stone, LLC, an Exchange clearing member firm. He serves on the Clearing, Bylaws, Compliance Review, Arbitration, Joint Special, and FCM Advisory committees. He most recently served on the Investment Banking committee. Mr. Meierfeld joined the Exchange through his family firm, S. Meierfeld, Inc., in 1971, which was established by his grandfather, Exchange member Samuel Meierfeld, in 1902. At his family firm, Mr. Meierfeld handled all aspects of the business, from runner to floor broker to back-office manager. Mr. Meierfeld previously served for 15 years on the Exchange board of directors, including one term as Vice Chairman.

WILLIAM NUGENT	Member of NYMEX	Age 45
Exchange since 1985

In 1985, Mr. Nugent became a member of NYMEX Exchange, and, for eight years, executed brokerage trading for various floor companies. In 1993, Mr. Nugent began trading as a local in Unleaded Gasoline. Mr. Nugent served on the Government Relations committee when it was newly formed. He also served on the Bylaws, Technology and Security committees. Mr. Nugent has underwritten various anti-terrorism seminars for police municipalities featuring Company personnel as guests.

WILLIAM SCHAEFER	Member of NYMEX	Age 48
Exchange since 1989

Mr. Schaefer is the president and partner of SCS Commodities Inc., a full service energy brokerage firm (broker swaps, options, pipeline, and OTC deals), and SCS OTC Corp. Mr. Schaefer began his career on the Exchange as a phone clerk and the NYMEX Division member for Kidder Peabody in 1988. He also held a position as a NYMEX Division member in charge of floor NYMEX options execution and sales for Shearson Lehman Brothers. As a member of NYMEX Exchange, Mr. Schaefer has been a member of several Exchange committees including Floor, Settlement, Options Advisory, Facilities, Floor Broker and Membership. Mr. Schaefer earned his bachelor degree of science from Boston University and a M.B.A. from Seton Hall University.

There is a pending disciplinary matter concerning NYMEX Division member William Schaefer (Exchange trading badge “IRON”). During the time period relevant to the matter, IRON was the principal of SCS Commodities (“SCS”), a NYMEX Division Floor Brokerage Business, and was registered with the Exchange as the member responsible for a certain SCS clerk. In a Complaint issued on May 3, 2005, the SCS clerk was charged by the Business Conduct committee (“BCC”) to have violated NYMEX Division Rules 6.05(A)(1), Transactions, Bids, Offers on the Trading Floor; 6.41(D), Disclosure of Orders; 6.61, Prearranged Trading; 6.18(ii), Numbering and Timestamping of Orders; and Exchange Rule 8.55(A)(18), Major Offense: Conduct Substantially Detrimental to the Welfare and Interests of the Exchange. In that Complaint, the BCC also charged IRON under Exchange Rule 2.41, Responsibility of Members and Member Firms for Acts of Employees, for his responsibility for that clerk’s violations. In December 2005, the Adjudication committee held a disciplinary hearing to determine whether the clerk and IRON had violated Exchange Rules as described in the Complaint. The parties are presently awaiting a decision in this matter.

If IRON is found by the Adjudication committee to be responsible for Rule violations committed by his clerk as alleged in the Complaint, he would, under Exchange Rule 3.03 and CFTC Regulation 1.63, be barred from service on the board of directors or any disciplinary committee of the Exchange. Under the relevant rules, it is a “barrable offense” to have, within the prior three years, been found to have committed a disciplinary offense, which includes failures of supervision required under Exchange Rules. These provisions are substantially the same as the provisions of CFTC Regulation 1.63. IRON would have the right to appeal an adverse decision to the Appeals committee and, subsequently, to the Commodity Futures Trading Commission.

ARON SCHNELL	Member of NYMEX	Age 35
Exchange since 2000

Mr. Schnell is a member of NYMEX Exchange, the COMEX Division and the Board of Trade of the City of New York, Inc. Mr. Schnell has been a floor broker since 1994 and started Schnell & Co. in 2000 serving both divisions of the Exchange. Schnell & Co. is currently in the process of becoming a member firm. Mr. Schnell serves on the Business Conduct and Adjudication committees.

FRANK SICILIANO	Member of NYMEX	Age 58
Exchange since 1985

Mr. Siciliano has been involved in the commodity business for over thirty years. He began his career at COMEX in 1974 as Assistant to the President. Over the next six years, he rose to Senior Vice President and Chief

Operating Officer of COMEX. Between 1974 and July 1976, he coordinated the development and construction of the Four World Trade Center complex, which consolidated four commodity exchanges onto one trading floor. Upon his resignation from COMEX in 1981, Mr. Siciliano began his trading career on the floor of COMEX, as a silver local. In 1985, he purchased a seat and became a member of the NYMEX Division, where he began trading crude oil as a local. On about 1997, he moved to trade natural gas as a local. In 2006, he started a brokerage company, GASO Brokerage, Inc. Mr. Siciliano is a member of the Finance and Locals’ Advisory committees. Prior to his employment with COMEX in 1974, Mr. Siciliano was a professor of Economics at Pace University where he received a B.A. and a Masters in Economics.

EQUITY HOLDER

(TWO one-year terms to expire 2007)

THEODORE ANDREASIAN	Member of NYMEX	Age 44
Exchange since 2000

Prior to his NYMEX Exchange reinstatement in 2000, Mr. Andreasian had been a member of NYMEX Exchange from 1985 to 1988. After two and a half years of trading on the NYMEX Exchange floor, Mr. Andreasian enrolled at Columbia University and received his Bachelor’s degree in Economics, Magna Cum Laude, and his Master’s in International Affairs. In the years since, he has pursued a career in management that includes background and expertise in strategic planning, data collection and analytics, and human resources. Upon graduation from Columbia in 1993, Mr. Andreasian assumed a position as a Presidential Management Intern at the U.S. Department of Education (“ED”) in Washington, DC, where he is currently Acting Director for Management Services. Mr. Andreasian is currently an advisor servicing ED’s human capital program to develop approaches for managing ED’s human resources. Over the last several years, Mr. Andreasian has been involved in many other Department-wide initiatives and has developed skills in strategic planning; working with all levels of organizations; acting as liaison inside and outside ED; reaching consensus among disparate groups; gathering project requirements for contractors; conducting benchmark studies, mapping work processes and reengineering programs; developing organization-wide policies, programs and strategies; managing programs; and presenting complex issues to all levels of audiences inside and outside the government. Mr. Andreasian is a founder of ReNew NYMEX.

WILLIAM ASTROP	Member of NYMEX	Age 76
Exchange since 2004

Mr. Astrop is the chairman of Astrop Advisory Corporation. He was co-founder and chairman (1970-1982) of Atlanta Capital Management. In 1982, Mr. Astrop formed Astrop Advisory Corporation, which later became a pioneer in the management of portfolios using no-load mutual funds. Mr. Astrop is a graduate of the University of Richmond and received his MBA in finance from the Harvard Graduate School of Business, where he was a recipient of the J. Spencer Love Fellowship for Academic Achievement. He is a Chartered Financial Analyst and was a member of the New York Stock Exchange from 1981 to 2003 and the American Stock Exchange from 1998 to 2000. He is currently a member of the CFA Institute and the Atlanta Financial Analysts Association.

RICHARD BUCCELLATO	MEMBER OF NYMEX	AGE 59
EXCHANGE SINCE 1974

Mr. Buccellato started his career in 1972 as a trading clerk. Over the last thirty years, he has operated a floor brokerage operation, a clearing house for locals (B&B Commodities) and a self-clearing house (Bucc Trading Corp. 007). Mr. Buccellato has been a NYMEX Exchange member since 1974, a COMEX member since 1979 and a NYBOT Member since 1977. During his tenure, Mr. Buccellato also served on numerous committees and currently serves on the Adjudication, Finance and Equity Holder committees. In addition, since its origination, he has been a Director of the Commodity Floor Brokers Traders Association. He attended the Pratt Institute of Art and is an alumnus of Mondell Institute of Architecture.

HARVEY GRALLA	Director since 2005	Age 62
Member of NYMEX
Exchange since 1980

Mr. Gralla serves on the Arbitration and Equity Holders’ Advisory committees. Mr. Gralla began his career in the life insurance field and received a Chartered Life Underwriter degree. In 1980, Mr. Gralla changed careers and became a member of NYMEX Exchange, where he traded for 17 years. In addition to being a NYMEX Exchange equity holder, Mr. Gralla is an active off-the-floor trader in NYMEX Exchange energy products. Mr. Gralla is also a member of the Board of Trade of the City of New York, Inc.

DAVID LAZARUS	Director since 2005	Age 64
Member of NYMEX
Exchange since 1979

Mr. Lazarus serves on the Equity Holders’ Advisory committee. Mr. Lazarus was the president of DFG Mercury Corp., a subsidiary of D.F. Goldsmith Chemical & Metal Corp. Prior to that, Mr. Lazarus served as vice president of D.F. Goldsmith Chemical & Metal Corp. Mr. Lazarus also served as vice president of metals division of Prudential Securities Corp.

MICHAEL McCALLION	Director since 2004	Age 61
Member of NYMEX
Exchange since 1982

Mr. McCallion, who has been trading for his own account since 1990, began his career as a COMEX Division clerk for Dean Witter Reynolds and became Vice President of its energy floor operation. Mr. McCallion also served two years in the U.S. Armed Forces. Mr. McCallion is the Chairman of the Arbitration committee and a Vice Chairman of the Facilities committee. He also serves on the Finance, Membership, Members’ Benefit and Food Services committees. Additionally, Mr. McCallion was the only non-board member to serve on the Project Management committee for the development of the Exchange’s headquarters.

MICHAEL MILANO	Member of NYMEX	Age 59
Exchange since 1971

Mr. Milano has been a NYMEX Exchange member since 1971, and was an independent floor trader for 30 years. A graduate of Manhattan College, Mr. Milano served on the Arbitration, Broker Training and Membership committees. Mr. Milano has been retired from trading since 2000.

JAMES MINDLING	Member of NYMEX	Age 61
Exchange since 1979

Mr. Mindling’s commodity experience began while working for E.F. Hutton, on the IMM/CME in Chicago, as a trader/broker. Subsequently, he worked in Los Angeles with Paramount Pictures, coordinating their Merchandising and Licensing for all Motion Picture and Television Production. Concurrently, he owned and operated a wholesale tour company, based in Los Angeles and Beverly Hills, California. The company concentrated primarily on student tours to Europe, and entertainment road tours. From 1988 until 1994, he traded both on and off the NYMEX Division floor, and served on certain Exchange committees. He currently serves on the Equity Holders’ Advisory committee. In 1994, he became involved with Commercial Real Estate Development, concentrating primarily on projects in Colorado, Georgia and New York. Mr. Mindling serves on the Advisory Board of the Bone Marrow Foundation.

DANIEL RAPPAPORT	Member of NYMEX	Age 52
Exchange since 1981

Mr. Rappaport served as Chairman of the Board/CEO of the Company from 1993 through March, 2001 during which time he led the Exchange through the merger with COMEX, relocated the Exchange to its new headquarters facility and led NYMEX from a New York not-for-profit company to a demutualized for-profit Delaware corporation. Mr. Rappaport was first elected to the Board of the Company in 1986. Mr. Rappaport currently serves as the Managing Partner of a fund of funds. Mr. Rappaport was appointed by the U.S. Secretary of Energy to serve as a member of the National Petroleum Council, he was also appointed to serve as a member of the U.S. Commodity Futures Trading Commission Global Markets Advisory Committee, he served as a Board member of the Futures Industry Institute and as a Trustee on the Board of Trustees of New York Law School. Mr. Rappaport is a graduate of New York Law School. He also holds an MBA from Baruch College and is a graduate of Syracuse University.

ROBERT SAHN	Member of NYMEX	Age 48
Exchange since 1981

Mr. Sahn has been a member of NYMEX Exchange since 1981, working initially as an independent floor broker and later running RIS Commodities, a 60-person floor operation. He also ran a floor operation on the International Petroleum Exchange for three years. After selling his floor operation over 10 years ago, he became actively involved in the off-floor energy execution business.

DAVID STERN	Member of NYMEX	Age 58
Exchange since 1974

A graduate of The City College of New York, Mr. Stern began his career in 1973 as a clerk at the old Mercantile Exchange at Harrison Street. A member of NYMEX Exchange since 1974, Mr. Stern has actively traded a variety of commodities from platinum to petroleum products. He was elected to the Nominating committee and served on the Floor committee of NYMEX Exchange for over 10 years. In addition, he served on many other committees including Membership, Business Conduct and Adjudication.

PUBLIC

(THREE one-year terms to expire 2007)

NAPIER COLLYNS	Age 78

Mr. Collyns is a cofounder of Global Business Network (“GBN”). He is also a board member of the Arlington Institute and the Meridian International Institute, a fellow of the World Academy of Art and Science, and a member of Forum 21, International Futures Forum, and the editorial boards of Omnipedia—Thinking for Tomorrow and Geopolitics of Energy. Mr. Collyns served as public director of the Company from 1994 to 2000. Until recently he was a senior associate of Cambridge Energy Research Associates, editor-at-large for Doubleday Currency, a board member of the Strategic Management Society and a participant in the ICIS Forum. Before joining GBN, Mr. Collyns spent more than 30 years in the international oil industry, mostly with companies of the Royal Dutch/Shell Group in Venezuela, Nigeria, New York, London, and The Hague. He was a senior member of the small team at Shell that developed scenario planning in the early 1970s under the leadership of Pierre Wack. From 1974 to 1979, Mr. Collyns was head of planning for Shell companies in Europe. From 1979 to 1986, he was vice president of Scallop Corporation in New York, responsible for planning and public affairs. During this time he was also a director of the Venezuelan American Chamber of Commerce, the British American Chamber of Commerce, the Council of the Americas, the American Geographical Society, the Issues Management Association, and the International Center in New York. He was also a member of the Tarrytown 100. From 1986 to 1988, Mr. Collyns was director of public affairs for Atlantic Refining & Marketing in Philadelphia. Since 1988 he has been scenario consultant to the Californian Energy Commission and has helped the national oil companies of Saudi Arabia, Kuwait, and Venezuela, as well as major international oil companies and electric utilities, to develop their own scenario planning processes. Mr. Collyns holds a Masters degree in history from the University of Cambridge and Brown University. He was a consultant to the eight-part public television series, Oil, and to Daniel Yergin’s Pulitzer Prizewinning history of the oil industry, The Prize. Mr. Collyns resides in New York City, Berkeley, CA and London.

DEMETRIOS DIAKOLIOS	Age 44

From 1986 to 1991, Mr. Diakolios traded gold, silver and currency options for Credit Suisse First Boston. Beginning in 1991, Mr. Diakolios traded energy derivatives for the Louis Dreyfus Group for over eleven years where he ran the hedging program at the Wilhelmshaven Refinery in Germany. In 1994, Mr. Diakolios began trading Natural Gas and Electricity derivatives in the newly-formed joint venture of Duke/Louis Dreyfus. In 2003, Mr. Diakolios joined Caxton Associates where he managed energy investments. Subsequently, Mr. Diakolios became a partner at a private exploration company and entered into joint ventures with Constellation Energy and Halliburton to develop onshore U.S. properties. Mr. Diakolios has served on the Natural Gas Advisory committee of the Company for many years, and for the last eight months has also served as a public director on the Adjudication committee of the Company. Mr. Diakolios has also recently been consulting the U.S. Air Force at the Pentagon on their energy exposures and how they can be mitigated. His private oil and gas exploration company is presently drilling for oil and gas in Montana, Utah and California.

MIKE EPSTEIN	Age 73

Mr. Epstein is the Visiting Scholar at the Massachusetts Institute of Technology (MIT) Lab for Financial Engineering (LFE). He received a B.A. degree in Economics from Wesleyan University in 1953 and attended Harvard Business School in 1958-1959. He served in the U.S. Navy from 1953 until 1958 attaining the rank of Lieutenant. He was awarded the U.S. Navy Commendation and Pendant. In 1959-1962, he was employed at Wertheim & Co. as an equity trader and salesman. He served in the same capacity at Bear Stearns in 1962-1966. During 1966-1968, he was employed at Salomon Brothers where he established Equity Block Trading Department. He became a general partner of the hedge fund Scruggs & Co. in 1968. In 1971, he became a partner and head trader of Cowen & Co. In 1981, Mr. Epstein left Cowen & Co. to become an independent floor trader. From 1984 until 1992, he was a Vice President of Rosenblatt & Co., members of the NYSE. From 1992 to 2002, he was with NDB (Sherwood), a wholesale NASD market maker, where he was Director of Quantitative Trading. Mr. Epstein is a member of the Massachusetts Teachers Association (MTA), its past President, and a founder and current President of the MTA Educational Foundation. Since 2003, he has been a Visiting Scholar at MIT. Mr. Epstein’s past memberships have included the NYSE, COMEX, NASDAQ (National Options Committee), AMEX, Midwest Stock Exchange, CBOT and CBOE, and he is currently an independent (Public) Governor of the American Stock Exchange.

MELVYN FALIS	Public Director since 2001	Age 66

Mr. Falis is the Chairman of the Corporate Governance committee, and serves on the Audit Committee, Compensation Committee and Clearing committee. Mr. Falis has been a partner in Gusrae, Kaplan, Bruno & Nusbaum, PLLC, since 1987. He was a public member of the board of directors of the New York Futures Exchange and, since 1999, has served as a public member of the board of directors of the Commodity Floor Brokers and Traders Association. He has served as Co-Chairman of the International Advisory committee and Co-Vice Chairman of the Institutional Money Management Advisory committee. Mr. Falis served as General Counsel of the Company from 1977 to 1983 and was a principal author of the heating oil contract. Prior to serving as the General Counsel of the Company, he was a commodities and securities counsel for Prudential Securities.

CHARLES FROLAND	Age 57

Mr. Froland is the Chief Executive Officer of Performance Equity Management LLC. He is responsible for all investment activities, serving as Chief Investment Officer. Prior to the formation of Performance Equity

Management in 2005, a joint venture with General Motors Investment Management (“GMIMCo”), Mr. Froland was Managing Director of Private Market Investments and was responsible for General Motors Global Fund Management Company’s private market investments and served on the Investment Committee. Before joining GMIMCo in 1995, Mr. Froland was employed with Stanford Management Company (Stanford University) in Menlo Park, California. He was Managing Director of Internally Managed Funds and Private Equity responsible for equity and fixed income investments and was a member of the Stanford Investment Strategy Committee, setting policy for their endowment fund and exercising oversight of external managers. Mr. Froland’s previous experience includes providing investment advisory services for Grubb & Ellis Realty Advisors and healthcare finance at John Nuveen. Mr. Froland received his B.A. degree from the University of Washington, a Ph.D. from the University of California (Berkeley), and an M.B.A. in 1983 at Stanford Graduate School of Business. Mr. Froland is a member of the Institute of Chartered Financial Analysts. He currently serves on the board of the Boys Town Investment Advisory Board and the Institutional Limited Partners Association (ILPA). He was formerly on the board of Agility Communications, Endurance Specialty Holdings, GMAC Insurance, and Danielson Holdings.

E. BULKELEY GRISWOLD	Public Director since 1996	Age 67

Mr. Griswold is the Chairman of the Audit Committee, and serves on the Compensation Committee and Corporate Governance committee. Mr. Griswold served on the Banking and Investment committee. Mr. Griswold has been the Managing Director of L&L Capital Partners since 1997 and the Member Manager of Centripetal Capital Partners since July 2004. Mr. Griswold also serves on the Southern Connecticut Advisory Board of Bank of America, the Advisory Board of the Trust Company of Connecticut, a division of NewAlliance Bank and the board of New London County Mutual Insurance Company. Mr. Griswold has held various investment management and finance positions at the Travelers, Phoenix Mutual and General Electric. At the Travelers, Phoenix Mutual Life Insurance Company and the General Electric Investment Company, Mr. Griswold served as an officer responsible for a broad spectrum of investments including both public and privately held common stocks and fixed income securities, mortgages, equity real estate, and various types of venture capital holdings. He was on the board of directors of three publicly traded mutual funds. Over the last 20 years as General Partner and Manager of two private equity funds, MarketCorp Ventures Associates and Centripetal Capital Partners, Mr. Griswold has worked closely with many public and private portfolio companies both as a business and financial advisor, and a member of the board of directors of 17 companies. In a number of these companies, Mr. Griswold worked directly with management and the respective underwriters to successfully bring these companies to the public marketplace. Mr. Griswold has also been actively involved in numerous civic entities. He has served on the Boards of Directors of institutions and committees in the areas of education, municipal governance and charitable giving. Mr. Griswold graduated from the University of Maryland with a BS in 1961 and received an MBA from the University of Connecticut in 1966.

ARNOLD STALOFF	Age 61

Mr. Staloff is the Chairman of SFB Market Systems, Inc. and previously served as President and CEO of Bloom Staloff Corporation, an equity and options market making firm and foreign currency options floor. Prior to that, he served as President and CEO of Commodity Exchange, Inc. (COMEX). Mr. Staloff began his career with the U.S. Securities and Exchange Commission, Trading and Markets Division in 1968. He joined the PHLX in 1971 and in 1978 he left to become vice president of the Securities Industry Automation Corporation. In 1980 he returned to the PHLX as president of the Financial Automation Corporation of Philadelphia, a PHLX subsidiary. He was named President of the Philadelphia Board of Trade in 1985, and was President and CEO of the COMEX from August of 1989 until May of 1990. Mr. Staloff was named President and CEO of Bloom Staloff in June of 1990. He is currently a member of the board of directors for Lehman Brothers Derivative Products Inc. and Exchange Lab Inc. He is also a member of the Philadelphia International Airport Advisory Board and its Executive committee. He has also served as a board member of several other organizations including the Options Clearing Corporation, the Composite Tape Association, the Options Price Reporting Authority, the National Futures Association, the Swiss Commodities, Futures, and Options Association, and the Variety Club for Handicapped Children. Mr. Staloff received his B.B.A. in marketing and finance from the University of Miami in 1967.

ROBERT STEELE	Public Director since 1999	Age 67

Mr. Steele is Chairman of the Compensation Committee, and serves on the Audit Committee and Corporate Governance committee. Mr. Steele was a Public director from 1988 to 1994 and was re-appointed to the Board in 1999. Mr. Steele was elected to his current term in 2004. A former banker, Mr. Steele has been Vice Chairman of the John Ryan Company since 1996 and was a director of the Merlin Retail Financial Center from 1994 to 2005. He is a Public director of the American Stock Exchange, and a director of NLC Mutual Insurance Company, and was Chairman of publicly listed Moore Medical Corporation prior to its recent sale. Mr. Steele was a U.S. Congressman (Second District, CT 1970-1974), serving on the House Foreign Affairs Committee and chairing or co-chairing Congressional Task Forces on International Drug Trafficking and Problems of the Aging. Following Congress, he was appointed Chairman of the Social Security Committee of the White House Conference on Aging. Mr. Steele is a graduate of Amherst College and earned an M.A. in Government and the Certificate of the Russian Institute from Columbia University. He served as a Soviet Affairs specialist in the Central Intelligence Agency, and was a visiting lecturer in government at the United States Coast Guard Academy. He is the recipient of an honorary Doctor of Laws degree from Sacred Heart University in Connecticut.

DENNIS SUSKIND	Member of NYMEX	Age 63
Exchange from 1969 until 1991

Mr. Suskind entered J. Aron & Company in 1961 where he served as Executive Vice President with responsibility for the worldwide precious metal trading operations. In 1980, Mr. Suskind became General Partner of Goldman Sachs upon its acquisition of J. Aron & Company where he led the Metals operations for the next ten years until his retirement in 1990. During his tenure in trading metals, Mr. Suskind served as Vice Chairman of NYMEX Exchange, Vice Chairman of COMEX, a member of the board of directors of Futures Industry Association, a member of the board of directors of International Precious Metals Institute, Chairperson of the Financial Times International Gold Conferences and a member of the Boards of the Gold and Silver Institutes in Washington. In 2005, Mr. Suskind was elected to the Futures Industry Association’s Hall of Fame. Mr. Suskind currently serves as President of the board of directors of the Arthur Ashe Institute for Urban Health, President of the Hampton Classic Horse Show, a Board Member of Bridgehampton National Bank and the United Equity Fund. He is also President of the Board of the Stein Ericksen Lodge in Deer Valley, Utah. He has served as a Member of the President’s Council of the Peconic Land Trust, President of Brown University’s Parent’s Council, Founding Member of Mt. Sinai’s Hospital Associates, board of directors of the Nature Conservancy, and as a Board Member of the Collegiate School and Marymount Schools in NY among others.

PRESIDENT AND CHIEF EXECUTIVE OFFICER

(ONE one-year term to expire 2007)

JAMES NEWSOME	President and	Age 46
Chief Executive Officer

Dr. Newsome has been the President of the Company since August 2004 and Chief Executive Officer since March 14, 2006. Prior to joining the Company, Dr. Newsome was appointed by President George W. Bush and served as Chairman of the CFTC upon U.S. Senate confirmation in December 2001. Dr. Newsome had been a Commissioner of the CFTC since August 1998. During his CFTC tenure, Dr. Newsome served as a member of the President’s Working Group on Financial Markets, and the President’s Corporate Fraud Task Force. Dr. Newsome serves on the boards of DME Holdings Limited and Dubai Mercantile Exchange Limited. Dr. Newsome is a director of NYMEX Europe Exchange Holdings Limited and NYMEX Europe Limited.

GENERAL ATLANTIC REPRESENTATIVE

(GENERAL ATLANTIC REPRESENTATIVE TO BE ELECTED BY THE GENERAL ATLANTIC PARTIES VOTING AS A SEPARATE CLASS)

(ONE one-year term to expire 2007)

WILLIAM FORD	Director since 2006	Age 44

Mr. Ford is President and a Managing Director of General Atlantic LLC, a leading global private equity firm that provides capital for innovative companies where information technology or intellectual property is a key driver of growth. He has been with General Atlantic (or its predecessor) since 1991. Mr. Ford was appointed to the board of directors on March 14, 2006 in accordance with the terms of the Stock Purchase Agreement (defined below) and filled a vacant position. So long as the General Atlantic Parties own at least 80% of the number of shares of the Series A Preferred Stock acquired on March 14, 2006 (including for purposes of this calculation the shares of the Company’s common stock issued or issuable upon conversion of such shares of Series A Preferred Stock and as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividend, stock distribution or similar event), then the General Atlantic Parties, voting together as a separate class, will be entitled to nominate and elect one director of the Company (who must be a Managing Director of General Atlantic). Mr. Ford is the nominee of, and will be elected by, the General Atlantic Parties. (For additional information, see Certain Relationships and Related Party Transactions below.) Mr. Ford is also a director of Computershare Limited and NYSE Group, Inc. Mr. Ford received an M.B.A. degree from the Stanford Graduate School of Business and a B.A. in Economics from Amherst College.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company’s business inherently gives rise to frequent related party transactions. The majority of the Company’s shareholders, including several members of its board of directors, frequently do business with the Company. The Company’s board of directors establishes fees and usage charges and also determines the level of payments under any proprietary fee reduction or other cost reduction programs.

Certain members of the Company’s board of directors may serve as officers or directors of clearing member firms. These clearing member firms pay substantial fees to the Company’s clearinghouse in connection with services the Company provides. The Company believes that fees paid by, and the services provided to, these clearing firms are on terms no more favorable to those firms than terms given to other member firms and individual members.

The following are descriptions of material transactions involving the Company and members of, or nominees to, its board of directors and officers:

ABN AMRO, Inc. (“ABN AMRO”), by which Richard Schaeffer, the Vice Chairman of the Company, is employed as Executive Director of Global Energy Futures, currently leases space from the Company at its corporate headquarters facility. The aggregate amount of rent collected from ABN AMRO during 2005 was approximately $307,000.

Stanley Meierfeld, a Director of the Company, is a Managing Director of the Geldermann division of FC Stone, LLC. FC Stone, LLC currently leases space from the Company at its corporate headquarters facility. The aggregate amount of rent collected from FC Stone, LLC during 2005 was approximately $436,000.

Sterling Commodities Corp. (“Sterling”), of which David Greenberg, a director of the Company, is the President, currently leases space from the Company at its corporate headquarters facility. The aggregate amount of rent collected from Sterling during 2005 was $257,000. Clearing and transaction fees earned from Sterling in 2005 were approximately $2.8 million.

Zone Energy Group, Inc. (“Zone Energy”), of which Mr. Ardizzone, a director of the Company, is an executive officer and principal owner, was selected by the Company to be a market maker for NYMEX Brent Crude contract at its Dublin branch during 2005. Zone Energy was compensated an aggregate amount of approximately $698,000 for its services. In addition, Zone Energy currently leases space from the Company at its corporate headquarters facility. The aggregate amount of rent collected from Zone Energy during 2005 was approximately $65,000. In addition, Mr. Ardizzone received a bonus of $150,000 in recognition of his extraordinary efforts on behalf of the Company in 2005.

The Company had invested assets segregated for the benefit of the COMEX Members’ Recognition and Retention Plan (the “COMEX MRRP”) of $12.8 million at December 31, 2005, in a portfolio of fixed income securities managed by Legg Mason Wood Walker, Inc., a securities firm of which Mr. Gero, a director of the Company, was a senior investment officer until December 2, 2005. Mr. Gero is currently a Senior Vice President of RBC Dain Rauscher and a Vice President of Global Futures at RBC Capital Markets Global Futures. On March 1, 2006, the Company’s board of directors authorized the transfer of the COMEX MRRP funds into a portfolio of fixed income securities to be managed by RBC Dain Rauscher.

BUCC Trading, of which Richard Buccellato, a director-nominee, is the sole proprietor, currently leases space from the Company at its corporate headquarters facility. The aggregate amount of rent collected from BUCC Trading during 2005 was $143,000.

Michael J. Milano, son of Michael A. Milano, a director-nominee, is employed as a director within the Marketing Department of the Company. Mr. Milano received aggregate cash compensation, including salary and bonus, of approximately $89,000 for his services with the Company during 2005. For 2006, Mr. Milano’s base salary is $82,000.

Phibro Inc. and its predecessor, Phibro Energy Clearing, Inc. (“Phibro”), of which David Blumenthal, a director-nominee, is the Vice President-Risk Management and Operations, is a clearing member firm of the Company. Clearing and transaction fees earned from Phibro in 2005 were approximately $565,000.

The Company has provided financial guarantees and pledged collateral relating to a membership seat financing program with one of its banks, Brown Brothers Harriman & Co. Pursuant to this program, the participating member remains primarily liable for the loan that is used to purchase a membership seat. The Company guarantees the unpaid balance owed by each participating member of NYMEX Exchange, and the Company has the right to liquidate the membership seat if such member defaults on the loan. As of December 31, 2005, none of the directors, director-nominees and/or their immediate family members had a loan balance relating to this program.

On March 14, 2006, the Company issued and sold an aggregate of 8,160,000 shares of its Series A Preferred Stock (representing 10% of the outstanding capital stock of the Company) to the General Atlantic Parties, pursuant to the Stock Purchase Agreement, dated November 14, 2005 and amended February 10, 2006 (the “Stock Purchase Agreement”), by and among the Company and each of the General Atlantic Parties, for an aggregate amount of $160 million in cash and an additional $10 million which will be paid if certain conditions are met. The General Atlantic Parties will pay the additional $10 million if (i) the next annual meeting of the stockholders of the Company occurs on or prior to May 1, 2006 and at which time the board of directors of the Company and NYMEX Exchange shall be comprised of fifteen directors and (ii) an initial public offering that values the Company’s equity at $2 billion or greater occurs in 2006. The $160 million was, and the $10 million (if applicable) will be, paid by dividend to the Company’s stockholders of record as of March 13, 2006.

In connection with the closing of the sale of the Series A Preferred Stock, the Company and the General Atlantic Parties entered into an Investor Rights Agreement (the “Investor Rights Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”).

Pursuant to the terms and conditions of the Investor Rights Agreement:

•	until the consummation of an initial public offering or June 30, 2008, whichever is earlier, the General Atlantic Parties agree not to sell, assign or otherwise transfer any of their shares of the Company’s capital stock;

•	the General Atlantic Parties may purchase additional shares of the Company’s capital stock, on a pro-rata ownership basis, in any future stock issuance by the Company prior to the consummation of an initial public offering;

•	if the Company files a registration statement in connection with an initial public offering, the Company shall offer to each of its stockholders, including the General Atlantic Parties, and, in the board’s discretion, others, the right to participate collectively, on a pro-rata ownership basis, in up to 5% of the initial public offering;

•	if at any time after June 30, 2008, but prior to the consummation of an initial public offering, the General Atlantic Parties wish to transfer any of their shares to a third party purchaser, the General Atlantic Parties must first offer the shares being transferred to the Company and the Company could purchase all, but not less than all, of such shares at not more than market value (without regard to any “minority” or “illiquidity” discount or “control” premium that another purchaser might offer);

•

so long as the General Atlantic Parties own at least 80% of the number of shares of the Series A Preferred Stock initially acquired by them (including for purposes of this calculation the shares of the Company’s common stock issued or issuable upon conversion of the Series A Preferred Stock), then

(i) prior to an initial public offering, the General Atlantic Parties, voting together as a separate class, will be entitled to designate and elect one director of the Company and NYMEX Exchange, and (ii) following an initial public offering, the General Atlantic Parties will be entitled to delegate, and the Company’s board of directors will nominate and unanimously recommend that the Company’s stockholders elect, one director of the Company and NYMEX Exchange, and in each case, such individual must be a managing director of General Atlantic LLC. William Ford, a current director of the Company and an affiliate of each of the General Atlantic Parties, is the nominee of, and will be elected by, the General Atlantic Parties at the annual meeting. In addition, the General Atlantic Parties will be entitled to designate one non-voting observer to the boards of directors who must be reasonably acceptable to the Company;

•	The General Atlantic Parties are not allowed to transfer their shares to a competitor of the Company at any time and, after an initial public offering, they are also not allowed to transfer their shares in a private sale to a stockholder that owns 10% or more of the Company’s common stock; and

•	The General Atlantic Parties are prohibited from engaging in certain restricted activities, including the following:

•	acquiring any shares of the Company’s capital stock, if after such acquisition the General Atlantic Parties would own more than a maximum of 20% of the voting power;

•	until the standstill period expires on the fifth anniversary of the closing of the Stock Purchase Agreement, proposing any change of control transaction involving the Company; and

•	until the standstill period expires on the fifth anniversary of the closing of the Stock Purchase Agreement, soliciting stockholders to nominate any person for election as a director or seek the removal or resignation of any director, except for the one (1) General Atlantic Director, or otherwise seek to control the board of directors or management.

Prior to the initial public offering, the General Atlantic Parties have agreed not to acquire any shares of the Company’s common stock from other Company stockholders, unless no other stockholder or Class A Member of NYMEX Exchange offers to purchase such shares and subject to the standstill requirement that limits the General Atlantic Parties’ ownership to a maximum of 20% of the Company’s voting power.

Pursuant to the terms and conditions of the Registration Rights Agreement:

•	at any time following 180 days after an initial public offering, the General Atlantic Parties are entitled to two “demand” registration rights;

•	at any time following 180 days after an initial public offering, the General Atlantic Parties are entitled to “piggyback” registration rights;

•	at any time following 180 days after an initial public offering (if the Company is eligible to use Form S-3 under the Securities Act), the General Atlantic Parties are entitled to Form S-3 registration rights;

•	the Company will generally be required to pay for all expenses in connection with such registrations, except for underwriting discounts and commissions.

CORPORATE GOVERNANCE

Board Meetings and Committees

The board of directors of the Company held a total of 29 meetings, including one (1) Annual Meeting of Stockholders during 2005. None of the directors attended less than 75% of the meetings. The board of directors has established Executive, Audit, Compensation, Corporate Governance and certain other committees. The board of directors established a Compensation Committee in 2002 and a Corporate Governance Committee in 2003. The Company does not have a Nominating Committee. The Company’s Audit and Compensation Committees consist solely of Public Directors, all of whom satisfy the independence requirements set forth in the New York Stock Exchange listing standards.

Executive Committee

The Executive Committee consisted of Mitchell Steinhause, Richard Schaeffer, Kevin McDonnell, Gary Rizzi and Scott Hess. This Committee met 48 times in the year 2005. The Executive Committee may exercise the authority of the Board. The Executive Committee shall perform other duties as are specified by the Board or as are provided in the Company’s bylaws and rules.

Audit Committee

In 2005, the Audit Committee consisted of the Public Directors of the Company: E. Bulkeley Griswold (Chairman), Robert Steele, Melvyn Falis, Harley Lippman and Howard Gabler (appointed to the board of directors on August 3, 2005 to fill a vacancy). This Committee met 33 times in 2005. The Audit Committee has direct oversight of the Company’s internal audit department and makes decisions concerning the engagement of public accountants, reviews with the public accountants the scope and results of the audit engagement, approves professional services provided by the public accountants, reviews the independence of the public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company’s internal accounting controls.

Compensation Committee

The board of directors established a Compensation Committee in 2002. In 2005, the Committee consisted of the Public Directors of the Company: Robert Steele (Chairman), E. Bulkeley Griswold, Melvyn Falis, Harley Lippman and Howard Gabler (appointed to the board of directors on August 3, 2005 to fill a vacancy). The Compensation Committee met 12 times in the year 2005. In 2003, the Company adopted a Compensation Committee Charter. The Compensation Committee reviews issues related to executive compensation, such as salary and bonus ranges and incentive compensation plans. The Compensation Committee also determines the salary and bonus amounts for the Chairman and President, and determines annual bonus amounts for the Executive Committee of the board of directors. In addition, the Compensation Committee determines salary and bonus amounts for senior vice presidents and reviews and approves salary and bonus amounts for vice presidents.

Corporate Governance Committee

On April 2, 2003, the board of directors established a Corporate Governance Committee. In 2005, the Committee consisted of the Public Directors of the Company and seven other Directors: Melvyn Falis (Chairman), E. Bulkeley Griswold, Harley Lippman, Robert Steele, Howard Gabler (appointed to the board of directors on August 3, 2005 to fill a vacancy), Eric Bolling, Joel Faber, Stephen Forman, Kenneth Garland, A. George Gero, David Greenberg, and John McNamara. The Corporate Governance Committee met 5 times in the year 2005. The purpose of the Corporate Governance Committee is to develop and recommend to the board of directors corporate governance principles applicable to the Company and oversee the Company’s policies, practices and procedures in the area of corporate governance.

Stockholder-Director Communications

The board of directors has established a process to receive communications from stockholders and other interested parties. Any stockholder desiring to communicate with the board of directors or individual directors (including, without limitation, the non-management directors) regarding the Company may contact either the board of directors or an individual director by sending such communication to the attention of the Board or such director, in each case care of the Company’s Office of the Corporate Secretary, who is responsible to ensure that all such communications are promptly provided to the Board or such director. Any such communication may be sent by mailing it to Office of the Corporate Secretary — NYMEX Holdings, Inc., One North End Avenue, Suite 1548, New York, New York 10282-1101, Attention: Donna Talamo, Vice President and Assistant Corporate Secretary. Communications that consist of stockholder proposals must instead follow the procedures set forth under “Stockholder Proposals” on page 36 of this Proxy Statement and, in the case of recommendations of director candidates, “Director Nomination Process,” on page 35 of this Proxy Statement.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

In March 2002, the stockholders approved the creation of a Compensation Committee (the “Committee”). The Committee, consisting of the five independent Public Directors of the board of directors, has the authority to determine the compensation of executive officers of the Company, to administer and review any compensation plans the Company may adopt, and to carry out such other functions as may be lawfully delegated to it by the board of directors. The Committee acts on behalf of the board of directors on all matters concerning executive compensation, which includes formulation of compensation policies, determining compensation and issuing a yearly report by the Committee with respect to compensation matters as required by federal securities laws.

The board of directors adopted an Incentive Compensation Plan (the “Incentive Plan”) and the stockholders approved the Incentive Plan at their Annual Meeting in 2002, with the intent of avoiding the possibility that the deductibility for Federal income tax purposes of bonus compensation with regard to the year ending December 31, 2002 or future years will be limited by Section 162(m) of the Internal Revenue Code (which under certain circumstances causes compensation to an employee in a year in excess of $1 million not to be deductible to the employer). Nothing precludes the Committee from making any awards that are outside the scope of the Incentive Plan. Moreover, to maintain flexibility, the Committee has not adopted a policy that all compensation must be deductible.

Under the Incentive Plan, the Committee may award cash bonuses to executive officers of the Company. Awards of incentive compensation are based upon a percentage of the Company’s consolidated earnings before interest, taxes, depreciation and amortization, before giving effect to losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, liquidity incentive programs or other forms of trading rebates and any unusual nonrecurring gain or loss (“EBITDA”). None of the Chairman, the Vice Chairman or the President may receive a bonus award under the Incentive Plan for any fiscal year that exceeds 3.0% of the Company’s consolidated EBITDA for that fiscal year. In addition, no other executive officer may be awarded a bonus under the Incentive Plan for any fiscal year that exceeds 1.5% of the Company’s consolidated EBITDA for that fiscal year. Bonuses may be payable in single lump sums, or may be payable over periods of years, and may (but will not be required to) be made forfeitable to the extent recipients do not continue to be employed by the Company or its subsidiaries throughout the period during which they are payable.

During 2005, the Committee conducted twelve meetings on executive compensation. The current form of executive compensation is annual total cash compensation. Annual total cash compensation includes annual base salary and annual bonus awards. Senior management endeavors to have base salary reflect the market value of an individual’s level of responsibilities, competencies and contributions. The Committee strives to ensure that annual bonuses reflect the performance of the Company, as well as individual performance.

On July 9, 2003, the board of directors adopted a Compensation Committee Charter which delineates the duties and responsibilities of the Committee regarding executive compensation and other matters.

The Chairman’s base salary of $600,000 represents the annual stipend to which the Chairman of the Exchange is entitled. This salary amount was put into place in 2000 and the Committee did not modify this amount. The Committee determined the amount of the bonus the Chairman, Vice Chairman and President were awarded based upon the Committee’s evaluation of the Company’s performance for the fiscal year 2005.

Submitted by the Compensation Committee

Robert Steele (Chairman)

Melvyn Falis

E. Bulkeley Griswold

Harley Lippman

Howard Gabler

AUDIT COMMITTEE REPORT

The Audit Committee consists of the independent Public directors of the Company, and operates under a written charter adopted by the Audit Committee and the board of directors. A copy of the current charter is attached to this Proxy Statement as Annex A.

Management has the primary responsibility for the Company’s consolidated financial statements and the reporting process, including the system of internal controls. KPMG LLP, the independent registered public accountants for the Company, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards established by the Public Company Accounting Oversight Board, in the United States, and for issuing a report thereon. The Audit Committee monitors these processes.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and with the independent registered public accountants. The Audit Committee discussed with the independent registered public accountants matters in accordance with Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The independent registered public accountants provided to the Audit Committee the written disclosures and the letter from the independent registered public accountants as required by the Independence Standards Board No. 1 “Independence Discussions With Audit Committee.” The Audit Committee discussed the accountants’ independence with independent registered public accountants.

The Audit Committee discussed with the Company’s internal auditors and with the independent registered public accountants the plans for their respective audits. The Audit Committee met with the internal auditors and with the independent registered public accountants, with and without management present, and discussed the results of their examinations, their evaluations of the Company’s internal controls and the quality of the Company’s financial reporting.

On June 4, 2003, the board of directors approved the recommendation of four members of the Audit Committee to designate Mr. E. Bulkeley Griswold as the Audit Committee Financial Expert in compliance with Section 407 of the Sarbanes-Oxley Act of 2002.

On January 28, 2004, the Audit Committee established a Whistleblower Policy and Procedures for the Company, which was adopted by the board of directors on February 4, 2004. On November 22, 2004, the Audit Committee approved a revised Whistleblower Complaint Policy and Procedures, which was adopted by the board of directors on December 1, 2004.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the Board approve the audited consolidated financial statements for inclusion in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and the Board accepted the Audit Committee’s recommendation.

Submitted by the Audit Committee

E. Bulkeley Griswold (Chairman)

Melvyn Falis

Harley Lippman

Robert Steele

Howard Gabler

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On October 29, 2002, the board of directors of the Company ratified the recommendation of the Audit Committee that the independent registered public accounting firm, KPMG LLP (“KPMG”), be appointed as the independent auditor of the Company for the fiscal year ending December 31, 2002 and thereafter, effective immediately. Representatives from KPMG are not expected to be present at the Annual Meeting.

During the two most recent fiscal years through December 31, 2005 and the subsequent interim period, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) of the Company.

KPMG audited the Company’s financial statements for the year ended December 31, 2005. The following table shows the fees billed to the Company by KPMG for each of the last two fiscal years:

Description of Fees	2005	2004
Audit Fees	$750,000	$858,300
Audit-Related Fees (1)	$90,500	$84,500
Tax Fees (2)	$942,380	$308,300
All Other Fees	—	—

Total	$1,731,791	$1,234,550

(1)	Audit-Related Fees represent amounts billed for the audits of the Company’s benefit plans, debt compliance report, and other specific reporting requirements of the Company.
(2)	Tax Fees represent amounts billed for tax compliance and advisory services.

The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent registered public accountants’ independence.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table illustrates that (1) as of April 10, 2006, no director other than William Ford, or executive officer of the Company, beneficially owned more than 1% of all the outstanding shares of common stock of the Company and (2) no persons other than certain investment entities affiliated with General Atlantic LLC and William Ford are the beneficial owners of 5% or more of the shares of common stock of the Company. The table sets forth information in respect of directors, executive officers named in the compensation table on page 27, directors and executive officers as a group, director-nominees who are not currently directors and certain beneficial stockholders. A person has beneficial ownership over shares if the person has voting or investment power over the shares.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Directors
Mitchell Steinhause+(1)	90,000	*
Richard Schaeffer(2)	90,000	*
Kevin McDonnell+(3)	90,000	*
Stephen Ardizzone	180,000	*
Eric Bolling+	270,000	*
Melvyn Falis	0	*
Joel Faber+	360,000	*
William Ford(4)	8,160,000	10%
Stephen Forman(5)	180,000	*
Howard Gabler+	0	*
Kenneth Garland+	90,000	*
A. George Gero	180,000	*
Harvey Gralla	90,000	*
David Greenberg	90,000	*
E. Bulkeley Griswold	0	*
Jesse Harte+	0	*
Scott Hess	90,000	*
David Lazarus	720,000	*
Harley Lippman+	0	*
John McNamara	90,000	*
Stanley Meierfeld	360,000	*
Gary Rizzi(6)	180,000	*
Robert Steele	0	*

Executive Officers (who are not currently directors)
James Newsome	0	*
Christopher Bowen, Esq.	0	*
Samuel Gaer	0	*
All directors and executive officers as a group	11,310,000	13.86%

Director-Nominees (who are not currently directors)
Theodore Andreasian	90,000	*
William Astrop	90,000	*
David Blumenthal(7)	180,000	*
Richard Buccellato	180,000	*
Neil Citrone	90,000	*
Napier Collyns	0	*
Demetrios Diakolios	0	*

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Daniel Dicker	180,000	*
Mike Epstein	0	*
Charles Froland	0	*
Thomas Gordon	90,000	*
Robert Halper	270,000	*
Thomas Lehrkinder(8)	90,000	*
Michael McCallion	90,000	*
Peter Meyer(9)	90,000	*
Michael Milano	90,000	*
James Mindling	90,000	*
William Nugent	90,000	*
Daniel Rappaport	180,000	*
Robert Sahn	450,000	*
William Schaefer	90,000	*
Aron Schnell	181,000	*
Bruce Seidmon(10)	90,000	*
Frank Siciliano	93,000	*
James Sims	90,000	*
Arnold Staloff	0	*
David Stern	270,000	*
Dennis Suskind	0	*
Steven Winter(11)	180,000	*

5% Stockholders
Investment entities affiliated with General Atlantic LLC(4)	8,160,000	10%
c/o General Atlantic Service Company, LLC 3 Pickwick Plaza Greenwich, CT 06830

+	Indicates director is not running for re-election to the board of directors.
*	less than one percent.
(1)	Mr. Steinhause is also Chairman.
(2)	Mr. Schaeffer is also Vice-Chairman.
(3)	Mr. McDonnell is also Treasurer.
(4)

Represents (i) 7,470,523 shares of Series A Preferred Stock owned by General Atlantic Partners 82, L.P. (“GAP 82”), (ii) 122,400 shares of Series A Preferred Stock owned by GapStar, LLC (“GapStar”), (iii) 438,762 shares of Series A Preferred Stock shares owned by GAP Coinvestments III, LLC (“GAPCO III”), (iv) 107,262 shares of Series A Preferred Stock shares owned by GAP Coinvestments IV, LLC (“GAPCO IV”), (v) 16,973 shares of Series A Preferred Stock owned by GAPCO GmbH & Co. KG (“KG”) and (vi) 4,080 shares of Series A Preferred Stock owned by GAP Coinvestments CDA, L.P. (“CDA”). General Atlantic LLC (“GA”) is the general partner of each of GAP 82 and CDA. GA is also the sole member of GapStar. The managing members of GAPCO III and GAPCO IV are Managing Directors of GA. GAPCO Management GmbH (“GmbH Management”) is the general partner of KG. The Managing Directors of GA are authorized and empowered to vote and dispose of the securities held by KG and GmbH Management. There are seventeen Managing Directors of GA. GA, GAP 82, CDA, GAPCO III, GAPCO IV, GapStar, KG and GmbH Management are a “group” within the meaning of Rule 13d-5 promulgated under the Securities Exchange Act of 1934, as amended, and may be deemed to own beneficially an aggregate of 8,160,000 shares of Series A Preferred Stock, which represents 100% of the outstanding shares of Series A Preferred Stock and 10.0% of the Company’s issued and outstanding shares of common stock on an as converted basis (calculated on the basis of the number of shares of common stock which may be acquired by each such person within 60 days). Mr. Ford is President and a Managing Director of GA, and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Mr. Ford has no pecuniary interest in the shares of the Company owned by KG and CDA. The Series A Preferred Stock is convertible, at any time, into an equal number of shares of common stock. The mailing address for GA and the General Atlantic Parties (other than KG and GmbH Management) is set forth in the table. The mailing address of KG and GmbH Management is c/o General Atlantic GmbH, Koenigsallee 63, 40212 Düsseldorf, Germany.

(5)	Mr. Forman has entered into an ABC Agreement with Prudential Financial Derivatives, LLC.
(6)	Mr. Rizzi has entered into an ABC Agreement with A.G. Edwards & Sons, Inc.
(7)	David Blumenthal has entered into an ABC Agreement with Phibro, Inc.
(8)	Thomas Lehrkinder has entered into an ABC Agreement with Credit Suisse Securities (USA), LLC.
(9)	Peter Meyer has entered into an ABC Agreement with Lehman Brothers, Inc.
(10)	Bruce Seidmon has entered into an ABC Agreement with UBS Securities, LLC.
(11)	Steven Winter has entered into an ABC Agreement with Bank of America, NA.

ABC Agreement

An “ABC Agreement” is an agreement by which a member institution designates an individual to exercise voting rights and other membership privileges with respect to a membership purchased by the member institution, but does not give the individual the power to dispose of the membership. The provisions of an ABC Agreement also apply to the common stock of the Company shown to be beneficially owned by each director shown as being party to an ABC Agreement.

EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth information in respect of the compensation of the Chairman of the Company and the other four (4) most highly-compensated executive officers of the Company and its subsidiaries during 2005 and the amount of each of their annual compensation for 2003, 2004 and 2005.

Summary Compensation Table

	Annual Compensation
Name and Principal Position	Year	Salary	Bonus		All Other Compensation (1)
Mitchell Steinhause Chairman and Chief Executive Officer	2005 2004 2003	600,000 480,000 —	925,000 900,000 450,000		— 28,000 112,000	(2) (2)

James Newsome President	2005 2004 2003	700,000 296,154 —	700,000 600,000 —	(4)	13,200 — —	(3)

Christopher Bowen, Esq., General Counsel and Chief Administrative Officer	2005 2004 2003	314,083 314,083 288,640	400,000 310,000 275,000		— — —

Samuel Gaer Chief Information Officer	2005 2004 2003	360,000 360,000 276,923	600,000 225,000 200,000	(5)	18,000 3,826 8,537	(6) (7) (6)

Richard Schaeffer Vice Chairman	2005 2004 2003	— — —	650,000 375,000 110,000		111,000 100,500 61,000	(2) (2) (2)

(1)	As provided by SEC Regulation S-K, Item 402, perquisites and other personal benefits aggregating the lower of $50,000 or 10% of the sum of salary and bonus are not reported.
(2)	Consists of pro rata stipends for serving as Vice Chairman, Executive Committee member, or Board member, as the case may be, and Board meeting attendance fees (see “Compensation of Directors” below for description of fees).
(3)	Consists of life insurance premiums paid on behalf of Dr. Newsome.
(4)	Consists of $400,000 sign-on bonus and $200,000 year-end bonus.
(5)	Includes $250,000 one-time bonus payment for serving as Acting CEO–NYMEX Europe.
(6)	Consists of reimbursement payments, plus tax gross up, to Mr. Gaer, for life and disability insurance premiums.
(7)	Consists of reimbursement payments, plus tax gross up, to Mr. Gaer, for life insurance premiums.

COMPENSATION OF DIRECTORS

Chairman: The Chairman receives an annual base salary of $600,000. In 2005, the Chairman received a year-end bonus of $925,000.

Vice Chairman: The Vice Chairman receives an annual stipend of $100,000 as well as a fee of $1,000 for each monthly board meeting attended. In 2005, the Vice Chairman received a year-end bonus in an amount of $650,000.

Director: Directors other than the Chairman and Vice Chairman receive a monthly stipend of $2,500, or $30,000 a year. All directors receive an additional fee of $1,000 for each regular monthly board meeting attended. Public Directors also receive $1,000 for each committee meeting attended. In addition, directors other than the Chairman and Vice Chairman serving on the Executive Committee receive a $20,000 yearly retainer. Directors serving on the Executive Committee are also eligible to receive a year-end bonus in an amount to be determined and approved by the board of directors. In 2005, the members of the Executive Committee received the following year-end bonus: Scott Hess $100,000; Gary Rizzi $100,000; and Kevin McDonnell $100,000. In addition, director and Treasurer Kevin McDonnell received a bonus of $300,000 in recognition of his extraordinary efforts on behalf of the Company. In addition, director Stephen Ardizzone received a bonus $150,000 in recognition of his extraordinary efforts on behalf of the Company.

EXECUTIVE OFFICERS

Set forth below are: (1) the names and ages of all executive officers (including executive officers who are also directors) of the Company at April 10, 2006; (2) all positions with the Company presently held by each such person; and (3) the positions held by, and principal areas of responsibility of, each such person during the last five years.

MITCHELL STEINHAUSE	Director and Chairman	Age 58

Mr. Steinhause has been the Chairman of the Company since 2004, was Chief Executive Officer of the Company from 2004 until March 14, 2006, and was the Vice Chairman from 2000 to 2004. Mr. Steinhause served as the Corporate Secretary from 1996 to 1998. On May 1, 2006, Mr. Steinhause will cease serving as Chairman of the Company. Mr. Steinhause was first elected to the board of directors in 1992. Mr. Steinhause has been a member of the Exchange since 1975, working as a floor broker for 15 years and trading for his own account for 14 years. Mr. Steinhause is Deputy Chairman of NYMEX Europe Exchange Holdings Limited and NYMEX Europe Limited. Mr. Steinhause is not seeking re-election to the board of directors of the Company.

RICHARD SCHAEFFER	Director and Vice Chairman	Age 53

Mr. Schaeffer has been the Vice Chairman of the Company since 2004. Mr. Schaeffer was the Treasurer from 1993 to 2004 and has served on the Executive committee since 1992. Mr. Schaeffer has been a Director of the Company since 1990 and a member since 1981. Since 1997, Mr. Schaeffer has been an Executive Director of Global Energy Futures for ABN AMRO, Inc. From 1992 to 1997, Mr. Schaeffer had been a Senior Vice President/Director of the Chicago Corp., which was a clearing member of both the NYMEX Division and the COMEX Division, until its buyout by ABN AMRO, Inc. Mr. Schaeffer is a director of NYMEX Europe Exchange Holdings Limited and NYMEX Europe Limited. Mr. Schaeffer also serves as a member of the board of directors of the Juvenile Diabetes Foundation. Mr. Schaeffer is running unopposed for Chairman of the board of directors of the Company.

KEVIN McDONNELL	Director and Treasurer	Age 45

Mr. McDonnell has been the Company’s Treasurer and has served on its Executive committee since 2004. As Treasurer, Mr. McDonnell serves as the Chairman of the Finance committee. Mr. McDonnell previously served as the co-Vice Chairman of the Finance committee. On May 1, 2006, Mr. McDonnell will cease serving as Treasurer of the Company. Mr. McDonnell has been a Director of the Company since 1999. Mr. McDonnell has been an independent floor trader since 1985 and a member of NYMEX Exchange since 1984. Mr. McDonnell is not seeking re-election to the board of directors of the Company.

JAMES NEWSOME	President and Chief Executive Officer	Age 46

Dr. Newsome has been the President of the Company since August 2004 and has been Chief Executive Officer of the Company since March 14, 2006. Prior to joining the Company, Dr. Newsome was appointed by President George W. Bush and served as Chairman of the CFTC upon U.S. Senate confirmation in December 2001. Dr. Newsome had been a Commissioner of the CFTC since August 1998. During his CFTC tenure, Dr. Newsome served as a member of the President’s Working Group on Financial Markets, and the President’s Corporate Fraud Task Force. Dr. Newsome serves on the boards of DME Holdings Limited and Dubai Mercantile Exchange Limited. Dr. Newsome is a director of NYMEX Europe Exchange Holdings Limited and NYMEX Europe Limited.

JEROME BAILEY	Chief Operating Officer and Chief Financial Officer	Age 53

Mr. Bailey was appointed Chief Operating Officer and Chief Financial Officer in March, 2006. Mr. Bailey, who has more than 25 years of experience in financial services, joined the Company from Marsh, Inc., where he served as Chief Financial Officer. Previously, Mr. Bailey served as Executive Vice President and Chief Financial Officer of Dow Jones; Chief Financial Officer of Salomon, Inc., and Salomon Brothers; Controller and Managing Director of Morgan Stanley; and Partner at Price Waterhouse. Mr. Bailey earned a Bachelor of Science degree from the University of Nebraska.

CHRISTOPHER BOWEN	General Counsel and Chief Administrative Officer	Age 45

Mr. Bowen was appointed as General Counsel and Chief Administrative Officer in 2002. Mr. Bowen also serves as the Corporate Secretary of NYMEX Europe Exchange Holdings Limited and NYMEX Europe Limited. Mr. Bowen has served as Senior Vice President and General Counsel since 1997. Mr. Bowen held positions of Associate General Counsel and Senior Associate General Counsel at the Company. Mr. Bowen had also served as Counsel/Manager of Futures Compliance at Morgan Stanley & Co., Inc. and as an attorney at the CFTC.

MADELINE BOYD	Senior Vice President— External Affairs	Age 53

Ms. Boyd was appointed, in 2004, as Senior Vice President of External Affairs, which combines the responsibilities of media, community and government affairs for the Company. Ms. Boyd had been a member of the Exchange since 1984, and a director of the Company from 1998 to 2004. Ms. Boyd was a gasoline trader on the Exchange from 1987 to 2003. Ms. Boyd has been the President of the NYMEX Charitable Foundation and the NYMEX PAC since January 2004 and continues to serve as Chairman of the New York Mercantile Exchange Charitable Assistance Fund.

SAMUEL GAER	Senior Vice President and Chief Information Officer	Age 39

Mr. Gaer was appointed as Senior Vice President and Chief Information Officer in 2003. Mr. Gaer has been involved with the commodities industry since he was fifteen years old, working as a clerk on the COMEX trading floor. Mr. Gaer became a member of the COMEX Division in 1988. In 1991, Mr. Gaer formed Uptick Trading, which merged into Millenium Copper Group, Inc. in 1993. Mr. Gaer left the trading floor in 1998 in order to devote more time to trading software development and architecture, and subsequently founded TradingGear.com, a trading software development company. Mr. Gaer served as the interim Chief Executive Officer of NYMEX Europe Exchange Holdings Limited and NYMEX Europe Limited from inception until February 2006.

SEAN KEATING	Senior Vice President Clearing Services	Age 40

Mr. Keating was appointed as Senior Vice President of Clearing Services in 2004. Mr. Keating joined the Company from Pioneer Futures, Inc., a former Exchange clearing member, where he had been employed for over 16 years and served as its President since 1998. Mr. Keating had also served as President of Pioneer Capital Corp., a self-clearing National Association of Securities Dealers and New York Stock Exchange broker dealer. Mr. Keating originally worked at the Company’s Compliance department in 1987 as a trade practice analyst, where he was responsible for investigating violations of trade practices.

RICHARD KERSCHNER	Senior Vice President— Corporate Governance and Strategic Initiatives	Age 39

Mr. Kerschner was appointed as Senior Vice President of Corporate Governance and Strategic Initiatives in October 2005. Mr. Kerschner joined the Company in July 2004 as Associate General Counsel and Director — Office of Corporate Governance. He was promoted to Associate General Counsel and Vice President of Corporate Governance in December 2004. Prior to joining the Company, Mr. Kerschner served as a Senior Advisor and Special Counsel to the legal department of T-Mobile USA. From April 2000 to February 2004, Mr. Kerschner was the Senior Vice President, General Counsel and Secretary of SmartServ Online, Inc., a Nasdaq-listed mobile data company. From November 1997 to April 2000, Mr. Kerschner served as the Managing Counsel of Omnipoint Communications, a Nasdaq-listed wireless telecommunications carrier currently part of T-Mobile USA. Prior to joining Omnipoint, Mr. Kerschner practiced law in a New Jersey law firm. Mr. Kerschner has a Bachelor of Arts from the University of Pennsylvania and a Juris Doctor from the Georgetown University Law Center.

THOMAS LaSALA	Senior Vice President— Compliance and Risk Management	Age 44

Mr. LaSala was appointed as Senior Vice President of Compliance and Risk Management in 2002. Mr. LaSala joined the Exchange in 1984 and worked in market surveillance as an analyst and director before being promoted to Vice President of Compliance in December 1993. Mr. LaSala oversees all aspects of regulatory compliance including trade practice, risk management, and market and financial surveillance. Mr. LaSala is also a director of the Futures Industry Association Futures Services Division and serves on the Joint Compliance Committee of all of the U.S. futures exchanges. Mr. LaSala received a Bachelor of Science degree in Business Administration with a concentration in Finance/Economics from Marist College in 1983.

ROBERT LEVIN	Senior Vice President— Planning And Development	Age 50

Mr. Levin serves as Senior Vice President of Research and has been a Senior Vice President since 1993. Mr. Levin is responsible for the development and maintenance of the Company’s business planning. Mr. Levin has been active in the development, maintenance, and refurbishing of all of the Exchange’s energy contracts. Mr. Levin has been among the major participants in restructuring proceedings governing the electric utility industry both at the state and federal levels. He represents the Exchange on advisory panels for the National Petroleum Council that study key industry issues. Mr. Levin was the Company’s Vice President of Product Development from 1991 until 1993. Mr. Levin has been with the Company since 1987. Mr. Levin has a Doctorate in Economics from the University of New Mexico.

JOSEPH RAIA	Senior Vice President—Marketing	Age 48

Mr. Raia was appointed as Senior Vice President of Marketing in 2004. Mr. Raia had served as the Vice President of Marketing in 2004 and Director of Marketing from 2001 to 2004. Mr. Raia has over 22 years of professional experience in the energy and transportation sectors. From 2000 to 2001, Mr. Raia was the Senior Vice President, Senior Oil and Gas On-Air Analyst and Anchor at JAG Media Holdings, where he reported on energy equities and commodities.

KENNETH SHIFRIN	Senior Vice President—Finance	Age 48

Mr. Shifrin was appointed Senior Vice President of Finance in January 2006. Mr. Shifrin served as acting Chief Financial Officer from June 2005 to March 2006. Mr. Shifrin joined the Company in January 2004 as Vice President & Controller. Prior to joining the Company, Mr. Shifrin served as Global Controller of Electronic Broking Systems. Prior to that, Mr. Shifrin held several senior financial roles, including Chief Financial Officer of Gateway Logistics, Corp., and Chief Financial Officer and Vice President of Finance for Hirsch International, Corp.

EMPLOYMENT AND OTHER AGREEMENTS

James Newsome

The Company has an employment agreement with James Newsome, its President and Chief Executive Officer, effective as of August 2, 2004 and expiring on August 1, 2007. This agreement provides for Dr. Newsome to earn a salary of $700,000 per year for the first two years of the agreement and $900,000 for the third year of the agreement. Dr. Newsome also received a signing bonus payment of $400,000. In addition to his stated salary, Dr. Newsome is entitled to be considered for an annual bonus based upon achievement of objective performance goals as determined by the Compensation Committee and as set forth under an Incentive Compensation Plan. In the event that the Company awards stock options in connection with an initial public offering or private placement of its equity securities, Dr. Newsome will be entitled to receive a stock option grant that is comparable to the stock option grants provided to the other senior officers and executives of the Company.

If Dr. Newsome is terminated without Cause or if he resigns for Good Reason (each as defined in his agreement), he will be entitled to a payment of $900,000. If Dr. Newsome is terminated for Cause, the Company’s obligations shall cease, except as required by applicable law. In either event, Dr. Newsome will be required to repay all or a portion of the signing bonus pursuant to a formula set forth in his agreement. The term “Cause” includes Dr. Newsome’s violation, involving dishonesty, breach of trust or bad faith, of any statute, regulation or rule in the areas of commodities or securities regulation that results in sanctions against him or the Company; fraud, embezzlement, theft or misappropriation of the Company’s funds; failure to devote substantially all of his business time and efforts to the Company or the uncured material breach of the terms of his agreement. The term “Good Reason” includes relocation by the Company of the principal place of employment by more than 50 miles from New York City; or a material breach by the Company of the terms of Dr. Newsome’s agreement or a demotion or significant diminution in responsibilities.

If the Company elects not to renew the agreement at the end of the term, Dr. Newsome shall be entitled to a payment of $900,000 unless such non-renewal is for Cause. For a period of one year after employment has terminated, Dr. Newsome shall be precluded from engaging in any activities relative to the operation of an exchange for the trading or clearing of energy or metals derivative instruments (or any future instruments to be traded by the exchange). In addition, Dr. Newsome is subject to customary confidentiality and non-solicitation provisions.

Jerome Bailey

In March 2006, the Company appointed Jerome Bailey as the Company’s Chief Operating Officer and Chief Financial Officer. Mr. Bailey is paid a base salary of $500,000 per year and a minimum annual bonus of $500,000 including calendar year 2006. In addition, in the event that the Company does not complete a private placement or an initial public offering of equity securities within one year of the commencement of his employment, Mr. Bailey will be entitled to terminate his employment with the Company and receive a one-time payment of $500,000. In the event that the Company awards stock options in connection with an initial public offering or private placement of its equity securities, Mr. Bailey will be entitled to receive a stock option grant, which shall be comparable to the provisions of options granted to other Company officers and executives of comparable position.

Christopher Bowen

The Company entered into an employment agreement in April 2006 with Christopher Bowen, the Company’s General Counsel and Chief Administrative Officer.

This agreement is effective as of March 1, 2006, and provides for Mr. Bowen to earn a salary of $500,000 per year through February 28, 2009, subject to automatic one year renewal periods unless either party notifies the other party of non-renewal thirty days prior to expiring term. In addition to his annual salary, Mr. Bowen shall be paid an annual bonus in an amount to be determined by the board of directors, but in no event less than $250,000 per year (including calendar year 2006). In the event that the Company awards stock options in connection with an initial public offering or private placement of its equity securities, Mr. Bowen will be entitled to receive a stock option grant that is not materially different in amount than the stock option grants provided to the Company’s Chief Information Officer and to its Chief Operating Officer.

If Mr. Bowen is terminated without Cause or if he resigns for Good Reason (each as defined in his agreement), he will be entitled to: (A) a cash termination payment equal to 150% of the sum of his (x) annual salary and (y) the minimum annual bonus, all payable in prescribed installments over a one-year period, (B) health insurance benefits for up to 12 months after termination of employment, and (C) the vesting of all stock options, if any, held by Mr. Bowen upon termination of employment.

If Mr. Bowen is terminated for Cause, the Company shall have no obligations beyond those accrued prior to termination, and as required by applicable law. The term “Cause” includes Mr. Bowen’s conviction of a felony, or conviction of any other crime involving dishonesty or breach of trust; a violation involving dishonesty, breach of trust or bad faith of any statute, regulation or rule in the areas of commodities or securities regulation that results in sanctions against Mr. Bowen or the Company; deliberate misconduct, willful dereliction of duty, fraud, misappropriation or embezzlement; failure to devote substantially all of his business time and efforts to the Company; or the uncured material breach of the terms of his agreement. The term “Good Reason” is defined as relocation by more than 50 miles of Mr. Bowen’s principal place of employment or a material uncured breach by the Company. In addition, Mr. Bowen is subject to a non-compete restriction for a period of either six months (in the event of a for Cause termination) or one year (in the event of a voluntary, not for Cause or Good Reason termination) after employment has terminated, as the case may be, and to customary confidentiality and non-solicitation provisions.

Madeline Boyd

The Company has an employment agreement with Madeline Boyd, one of its executive officers. This agreement is effective as of January 8, 2004, and provides for Ms. Boyd to earn a salary of $225,000 per year through January 8, 2007. In addition to her annual salary, Ms. Boyd shall be eligible to receive an annual bonus in the sole discretion of the Company. If Ms. Boyd is terminated without Cause or if she resigns for Good Reason (each as defined in her agreement), she will be entitled to a payment of her salary, bonus and certain benefits (including continuation of health coverage) that would have been paid had a termination of her agreement not occurred, subject to a minimum of 100% of her annual salary plus any unpaid annual bonus granted prior to termination. If Ms. Boyd is terminated for Cause, the Company shall have no obligations beyond those accrued prior to termination, and as required by applicable law. The term “Cause” includes Ms. Boyd’s commission of a felony, or any other crime involving dishonesty, breach of trust or moral turpitude; a violation involving dishonesty, breach of trust or bad faith of any statute, regulation or rule in the areas of commodities or securities regulation; deliberate misconduct, willful dereliction of duty, fraud, misappropriation or embezzlement; failure to devote substantially all of her business time and efforts to the Company; or the uncured material breach of the terms of her agreement. The term “Good Reason” includes relocation by the Company of the principal place of employment outside of the New York City metropolitan area; a material breach by the Company of the terms of Ms. Boyd’s agreement, or a significant diminution in her responsibilities or other material adverse change in her position, duties or responsibilities.

If the Company elects not to renew the agreement at the end of the term, Ms. Boyd shall be entitled to a severance payment of 29 weeks’ salary plus certain health and retirement benefits, unless such non-renewal is for Cause. In addition, Ms. Boyd is subject to a non-compete restriction for a period of either six months (in the event of a for Cause termination) or one year (in the event of a voluntary, not for Cause or Good Reason termination) after employment has terminated, as the case may be, and to customary confidentiality and non-solicitation provisions.

Samuel Gaer

The Company has an employment and compensation agreement with Samuel Gaer, one of its executive officers. This agreement is effective as of March 31, 2003 and was amended on March 1, 2006 (the “First Amendment”), and pursuant to the First Amendment provides for Mr. Gaer to earn a salary of $500,000 per year through March 30, 2009, subject to automatic one year renewal periods unless either party notifies the other party of non-renewal thirty days prior to expiring term. In addition to his annual salary, Mr. Gaer shall have the opportunity to receive an annual bonus in an amount to be determined by the board of directors, but in no event less than $250,000 per year. In the event that the Company awards stock options in connection with an initial public offering or private placement of its equity securities, Mr. Gaer will be entitled to receive a stock option grant that is not materially different in amount than the stock option grants provided to the Company’s Chief Operating Officer and Chief Administrative Officer.

If Mr. Gaer is terminated without Cause or if he resigns for Good Reason (each as defined in his agreement), he will be entitled to: (A) a cash termination payment equal to 150% of the sum of his (x) annual salary and (y) the minimum annual bonus, payable in prescribed installments over a one-year period (B) health insurance benefits for up to 12 months after termination of employment, and (C) the vesting of all stock options, if any, held by Mr. Gaer upon termination of employment. If Mr. Gaer is terminated for Cause, the Company’s shall have no obligations beyond those accrued prior to termination, and as required by applicable law. The term “Cause” includes Mr. Gaer’s conviction of a felony, or conviction of any other crime involving dishonesty or breach of trust; a violation involving dishonesty, breach of trust or bad faith of any statute, regulation or rule in the areas of commodities or securities regulation that results in sanctions against Mr. Gaer or the Company; deliberate misconduct, willful dereliction of duty, fraud, misappropriation or embezzlement; failure to devote substantially all of his business time and efforts to the Company; or the uncured material breach of the terms of his agreement. The term “Good Reason” is defined as relocation by more than 50 miles of Mr. Gaer’s principal place of employment or a material uncured breach by the Company. In addition, Mr. Gaer is subject to a non-compete restriction for a period of eighteen months after employment has terminated, as the case may be, and to customary confidentiality and non-solicitation provisions.

Sean Keating

The Company has an employment agreement with Sean Keating, one of its executive officers. This agreement is effective as of May 3, 2004, and provides for Mr. Keating to earn a salary of $225,000 per year through May 3, 2007. In addition to his annual salary, Mr. Keating shall be eligible to receive an annual bonus in the sole discretion of the Company. If Mr. Keating is terminated without Cause or if he resigns for Good Reason (each as defined in his agreement), he will be entitled to a payment of his salary, bonus and certain benefits (including continuation of health coverage) that would have been paid had a termination of his agreement not occurred, up to a maximum of 100% of his annual salary plus any unpaid annual bonus granted prior to termination. If Mr. Keating is terminated for Cause, the Company shall have no obligations beyond those accrued prior to termination, and as required by applicable law. The term “Cause” includes Mr. Keating’s commission of a felony, or any other crime involving dishonesty, breach of trust or moral turpitude; a violation involving dishonesty, breach of trust or bad faith of any statute, regulation or rule in the areas of commodities or securities regulation; deliberate misconduct, willful dereliction of duty, fraud, misappropriation or embezzlement; failure to devote substantially all of his business time and efforts to the Company; or the uncured material breach of the terms of his agreement. The term “Good Reason” includes relocation by the Company of the principal place of employment outside of the New York City metropolitan area or a material breach by the Company of the terms of Mr. Keating’s agreement.

If the Company elects not to renew the agreement at the end of the term, Mr. Keating shall be entitled to a severance payment equal to 50% of his annual salary, unless such non-renewal is for Cause. In addition, Mr. Keating is subject to a non-compete restriction for a period of either six months (in the event of a for Cause termination) or one year (in the event of a voluntary, not for Cause, or Good Reason termination) after employment has terminated, as the case may be, and to customary confidentiality and non-solicitation provisions.

DIRECTOR NOMINATION PROCESS

The nomination process for directors of the Company is managed by a Subcommittee of the Membership Committee of NYMEX Exchange (the “Subcommittee”). In order to qualify for membership on the Subcommittee, a person must have been an owner or lessee of a NYMEX Class A Membership for one year prior to the commencement of the nomination process described herein. The Subcommittee holds an open meeting to accept recommendations of names for proposed nominees for the board of directors. At that meeting, any stockholder may recommend a proposed nominee for each open position. A stockholder may not recommend more than one candidate per category. Written recommendations by stockholders proposing candidates may be presented prior to, or at, this meeting. Thereafter, a list of the recommendations of proposed nominees is compiled and immediately posted. Additional written recommendations by stockholders for proposed nominees may be submitted to the Subcommittee until a specified date. Thereafter, a final list of recommended names and the categories in which they are proposed to run will be immediately posted.

After the specified date to nominate candidates, the Subcommittee convenes to determine the eligibility of the proposed nominees for the categories to which they were nominated. Such determination is immediately posted. Should the Subcommittee determine that a proposed nominee is ineligible to run in the category for which he was nominated, written notice thereof shall immediately be submitted to such proposed nominee. To assist the Subcommittee, stockholders may submit information regarding the eligibility of a proposed nominee to the Subcommittee. All such submissions must be received by a specified time and date at the Office of the Corporate Secretary. In addition, a proposed nominee may appeal the Subcommittee’s determination. Such appeal must be made by a specified date. The Subcommittee considers the appeal and makes a final ruling by a specified date. On such date, the Subcommittee assigns each proposed nominee to the proper category, regardless of the category for which the proposed nominee was originally proposed; however, only persons who were proposed to be candidates for Chairman or Vice Chairman are eligible to run for that office.

To be officially nominated, each proposed nominee is required to file with the Office of Corporate Secretary a declaration which states the category for which the person intends to stand for election. Failure to submit a declaration by the specified date will render the proposed nominee ineligible to run in any category.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, officers and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its directors, officers and greater than 10% beneficial owners were complied with by the respective reporting persons, except that Forms 3—“Initial Statement of Beneficial Ownership of Securities”, which the Company had undertaken to file on behalf of Directors Harvey Gralla and Stanley Meierfeld, were filed late upon their election to the board of directors.

STOCKHOLDER PROPOSALS

Proposals that stockholders wish to be included in next year’s Proxy Statement for the Annual Meeting to be held in 2007 in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Office of the Corporate Secretary at our principal offices at One North End Avenue, New York, New York 10282-1101 no later than December 31, 2006.

ADDITIONAL INFORMATION

For your convenience, please note the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q are available on the Company’s website at www.nymex.com, under the heading “Investor Relations,” as well as the SEC’s website at www.sec.gov through the Filings and Forms (EDGAR) pages. While the board of directors has not adopted a formal policy regarding directors’ attendance at the Company’s Annual Meeting, directors do not typically attend such meetings. At the Company’s 2005 Annual Meeting, three members of the Company’s board of directors were in attendance.

OTHER MATTERS

Our management knows of no matters, other than the foregoing, that will be presented for action at the Annual Meeting.

By Order of the Board of Directors of

NYMEX Holdings, Inc.

DONNA TALAMO

Assistant Corporate Secretary

Dated: April 18, 2006

Annex A

NYMEX HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

Purpose

To assist the members of the Board of Directors of NYMEX Holdings, Inc., (the “Company”) in fulfilling its oversight responsibilities for the financial reporting process; the system of internal control; the performance of the internal audit function; the qualifications, independence and performance of the independent auditors; and the Company’s process for monitoring compliance with laws and regulations and a code of conduct. In addition the committee shall be responsible for preparing the report of the committee for inclusion in the Company’s annual proxy statement.

Authority

The audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

•	Appoint, compensate, oversee and terminate the work of any registered public accounting firm employed by the organization.

•	Resolve any disagreements between management and the auditor regarding financial reporting.

•	Review and pre-approve all auditing and permissible non-audit services.

•	Retain independent counsel, accountants, or others, at the expense of the Company, to advise the committee in carrying out its duties or assist in the conduct of an investigation.

•	Seek any information it requires from employees—all of whom are directed to cooperate with the committee’s requests or the request of external parties.

•	Meet with Company officers, external auditors, or outside counsel, as necessary.

Composition

The Audit Committee shall be a regular committee and shall consist of up to five Public Directors. The board will appoint the committee members and the committee chair. Each committee member will be both independent and financially literate. Members of the Audit Committee shall possess such qualifications as may be set forth by the Board of Directors and/or by applicable legislation and regulation.

Meetings

The committee will meet at least six times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see below) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared. Members of the Audit Committee will be compensated for their committee attendance.

Responsibilities

The committee will carry out the following responsibilities:

Financial Statements

•	Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

•	Review with management and the external auditors the results of the audit, including any difficulties encountered.

•	Review the annual financial statements, and consider whether they are complete, consistent with information known to committee members, and reflect appropriate accounting principles.

•	Review other sections of the annual report and related regulatory filings before release and consider the accuracy and completeness of the information.

•	Review with management and the external auditors all matters required to be communicated to the committee under generally accepted auditing Standards.

•	Understand how management develops interim financial information, and the nature and extent of internal and external auditor involvement.

•	Review interim financial reports with management and the external auditors before filing with regulators, and consider whether they are complete and consistent with the information known to committee members.

Internal Control

•	Consider the effectiveness of the Company’s internal control system, including information technology security and control.

•	Understand the scope of internal and external auditors’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

•	Evaluate the committee’s and individual members’ performance and the internal controls of the Company on a regular basis.

•	At least annually, to obtain and review a report by the independent auditors describing (1) the auditing firm’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditor and the Company.

•	To receive reports from the Company’s Chief Executive Officer and Chief Financial Officer of (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and identify any material weakness in internal controls, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

Internal Audit

•	Discuss the work plan of the internal auditor and make certain that the internal auditor addresses the Company’s significant risks and performs the necessary test work on internal controls as it relates to financial reporting procedures.

•	Review with management and the internal auditor the charter, plans, activities, staffing, and organizational structure of the internal audit function.

•	Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the internal auditor.

•	Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.

•	On a regular basis, meet separately with the internal auditor to discuss any matters that the committee or internal audit believes should be discussed privately.

External Audit

•	Review the external auditors’ proposed audit scope and approach, including coordination of audit effort with internal audit.

•	Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors.

•	Review and confirm the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors.

•	On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

•	To ensure that the lead audit partner does not serve in that capacity for more than five years and consider whether the audit firm itself should be changed periodically.

Compliance

•	Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

•	Review the findings of any examinations by regulatory agencies, and any auditor observations.

•	Review the process for communicating the code of conduct to Company personnel, and for monitoring compliance therewith.

•	Obtain regular updates from management and the Company’s legal counsel regarding compliance matters.

Reporting Responsibilities

•	Regularly report to the board of directors about committee activities, issues, and related recommendations.

•	Provide an open avenue of communication between internal audit, the external auditors, and the board of directors.

•	Report annually to the shareholders, describing the committee’s composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

•	Review any other reports the Company issues that relate to committee responsibilities.

Other Responsibilities

•	Establish procedures for the receipt, retention and treatment of complaints to the company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of accounting or auditing concerns.

•	Perform other activities related to this charter as requested by the board of directors.

•	Institute and oversee special investigations as needed.

•	Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

•	Confirm annually that all responsibilities outlined in this charter have been carried out.

•	Evaluate the committee’s and individual members’ performance on a regular basis.

PROXY CARD	Annual Meeting of Stockholders — May 1, 2006	PROXY CARD

This proxy is solicited on behalf of the Board of Directors

of

NYMEX HOLDINGS, INC.

One North End Avenue, World Financial Center

New York, NY 10282-1101

Donna Talamo: Telephone Number: (212) 299-2372

Fax Number: (212) 301-4645

Place a cross (x) next to the name of each nominee for whom you wish to vote.

CHAIRMAN OF THE BOARD

(ONE one-year term to expire 2007)

VOTE FOR ONE (1)

☐      Richard Schaeffer          (SHAF)

FUTURES COMMISSION MERCHANT

(ONE one-year term to expire 2007)

VOTE FOR ONE (1)

☐      Neil Citrone                   (CITR)

☐      Thomas Lehrkinder

☐      Peter Meyer

☐      Gary Rizzi                     (RAZZ)        (Incumbent)

☐      Bruce Seidmon

☐      Steven Winter

FLOOR BROKER

(ONE one-year term to expire 2007)

VOTE FOR ONE (1)

☐      Stephen Ardizzone        (ZONE)       (Incumbent)

☐      John McNamara            (JLMC)

☐      James Sims                    (JMS)

AT LARGE

(TWO one-year terms to expire 2007)

VOTE FOR TWO (2)

☐      David Greenberg           (DGRE)

☐      Scott Hess                      (HESS)        (Incumbent)

☐      Stanley Meierfeld          (STAN)

☐      William Nugent             (NUGE)

☐      William Schaefer           (IRON)

☐      Aron Schnell                  (AS)

☐      Frank Siciliano              (POLO)

PUBLIC

(THREE one-year terms to expire 2007)

VOTE FOR THREE (3)

☐      Napier Collyns

☐      Demetrios Diakolios

☐      Mike Epstein

☐      Melvyn Falis                                    (Incumbent)

☐      Charles Froland

☐      E. Bulkeley Griswold                       (Incumbent)

☐      Arnold Staloff

☐      Robert Steele                                   (Incumbent)

☐      Dennis Suskind

VICE CHAIRMAN OF THE BOARD

(ONE one-year term to expire 2007)

VOTE FOR ONE (1)

☐      Robert Halper       (HPR)

LOCAL

(ONE one-year term to expire 2007)

VOTE FOR ONE (1)

☐      Daniel Dicker        (DANO)

☐      Thomas Gordon     (TIGR)

TRADE

(ONE one-year term to expire 2007)

VOTE FOR ONE (1)

☐      David Blumenthal

☐      Stephen Forman                         (Incumbent)

☐      A. George Gero    (ANT)            (Incumbent)

EQUITY HOLDER

(TWO one-year terms to expire 2007)

VOTE FOR TWO (2)

☐      Theodore Andreasian

☐      William Astrop

☐      Richard Buccellato

☐      Harvey Gralla                            (Incumbent)

☐      David Lazarus                           (Incumbent)

☐      Michael McCallion

☐      Michael Milano

☐      James Mindling

☐      Daniel Rappaport

☐      Robert Sahn

☐      David Stern

PRESIDENT AND CHIEF EXECUTIVE OFFICER

(ONE one-year term to expire 2007)

VOTE FOR ONE (1)

☐      James Newsome

GENERAL ATLANTIC REPRESENTATIVE

(GENERAL ATLANTIC REPRESENTATIVE TO BE ELECTED BY THE GENERAL ATLANTIC PARTIES VOTING AS A SEPARATE CLASS)

(ONE one-year term to expire 2007)

VOTE FOR ONE (1)

☐      William Ford                                  (Incumbent)

I hereby constitute and appoint Ms. Donna Talamo and Messrs. Christopher Bowen and Richard Kerschner, and any of them, with full power of substitution, as my proxy or proxies, to appear for me in my name, place and stead to cast in accordance with my proxy card all votes that I cast at the Annual Meeting of Stockholders of NYMEX Holdings, Inc. to be held on May 1, 2006, and at any adjournment thereof.

Signature of Stockholder

Date	Print Name

INSTRUCTIONS TO VOTE BY FAX

YOU MAY CAST YOUR VOTE BY FACSIMILE:

THE FAX NUMBER IS (212) 301-4645.

YOUR FAX MUST BE RECEIVED BY 3:00 P.M. (NEW YORK TIME) ON MONDAY, MAY 1, 2006 AND MUST BE IN THE FORM OF THE ENCLOSED PROXY CARD. PLEASE FAX ONE COMPLETED AND SIGNED PROXY CARD PER STOCKHOLDER FOR ALL SHARES OWNED OR HELD BY AN ABC AGREEMENT.

FOR FURTHER INFORMATION TO VOTE BY FAX, PLEASE REFER TO THE PROXY STATEMENT OR CONTACT:

DONNA TALAMO

Vice President

Office of the Corporate Secretary

NYMEX HOLDINGS, INC.

One North End Avenue

New York, NY 10282

(212) 299-2372